B6QT011.DOC

Confidential

Presentation to the Special Committee on

KENYA

FEBRUARY 4, 2002

CREDIT SUISSE | FIRST BOSTON

Exhibit (c)(4)

TABLE OF CONTENTS

KENYA OVERVIEW

KENYA SUMMARY

Kenya's management team has experience integrating corporate mergers and redeveloping properties having merged Montgomery with CV Reit and then CV Reit with Kranzco.

- **Kenya is a community and neighborhood shopping center REIT with 81 properties in 16 states representing 10.6 million square feet of GLA, mostly on the East Coast**
  - The Core Portfolio of properties is 90.2% leased
  - 72% of Portfolio is grocery and drug store anchored
- **Diversified tenant base with 72% of centers anchored by grocery and/or drug stores**
  - Wal-Mart, Kenya's largest tenant, represents 6.3% of annual base rent
  - Five of the ten top tenants are investment grade rated by Moody's
  - Kmart, its second largest tenant with seven stores, is currently under some financial strain
- **The Kenya lease expiration schedule is well spread out over time**
- **Kenya has extensive redevelopment experience**
  - Kenya has created value in a number of recently completed and pending redevelopments
  - Their acquisition of another public company has been well executed
- **Kenya has a capital structure that is more leveraged than their community center peers with 59% debt to market capitalization**
  - $510.7 million of debt and $82.1 million of liquidation value of preferred stock. Preferred stock adds layer of permanent capital
  - Most pressing issue is the refinancing of $181.7 million REMIC coming due in 2003
  - As part of the transaction, Kenya plans to undertake a private placement of equity with Cohen & Steers of $50 million
- **Research Coverage**
  - Current research coverage is negligible
  - Strategy is to begin to obtain coverage based on their larger size, geographic focus and redevelopment success
- **Kenya pays a 9.75% dividend resulting in expected FFO payout of 85% and FAD payout of 91% in 2001**
  - None of the dividend represent return of capital
  - Kenya expects to continue to pay a $1.30 per share dividend in the foreseeable future

KENYA PROFILE

Business Description

Kenya is a self-administered, self-managed real estate investment trust which is engaged in the ownership, acquisition, redevelopment, management and leasing of community and neighborhood shopping centers.

The Company, directly or indirectly owns 81 properties in 16 states with a total gross leaseable area in excess of 10.6 million square feet.

The Company intends to achieve its business objective of increasing FFO through an increase in operating efficiencies, acquisition of attractive properties, completion of strategic renovations and expansions, decrease leverage and attainment of greater access to financial sources.

The Company expects to be covered by Wall Street research analysts as it reaches critical mass.

Property Description

State	Number of Properties	% of NOI
Pennsylvania	31	41.0%
Georgia	11	13.1
New Jersey	7	12..3
New York	6	8.0
Connecticut	7	5.7
Maryland	3	5.1
Virginia	3	4.3
6 States Under 1.1%	6	3.9
Florida	3	3.4
South Carolina	2	2.1
North Carolina	2	1.2
Total	81	100.0%

Financial Information

FINANCIAL PERFORMANCE
($ in thousands)

(as of 6/30/01)	1999	2000	2001 9 Months Annualized
Revenue	$33,563	$77,640	$114,065
% Growth		131.1%	46.9%
EBITDA	$24,174	$54,920	$76,900
% Growth		127.2%	40.0%
EV / EBITDA			11.2x
NOI	$25,942	$59,722	$84,681
% Growth		130.0%	14.8%
FFO	$10,825	$22,680	$38,816
% Growth		109.5%	71.1%

CAPITALIZATION
(as of 9/30/01)

Stock Price (1/11/02)	$13.35
Current Dividend	$1.30
Dividend Yield	10.0%
Shares Outstanding	18,811,612
OP Units	1,310,000
Total Shares	20,121,612
Equity Market Cap	$268,629
Preferred	$82,067
Total Debt	$510,472
Total Market Cap	$861,168
Market Cap / SF	$81.0
Debt / Market Cap	59.3%

DEBT MATURITY
(as of 9/30/01) ($ in thousands) (1)

2001	$5,001
2002	$14,310
2003	$287,989
2004	$51,704
2005	$12,412
2006+	$128,074

(1) Debt maturity schedule is from Company's 10-Q from 9/30/01.

CREDIT SUISSE | FIRST BOSTON

KENYA PROFILE

Recent Events

- January 2, 2002 - Kenya announces that is has closed its $18.9 million acquisition of Village West Shopping Center.
- October 24, 2001 - Kenya announces that it has signed an agreement to acquire a Village West Shopping Center in Allentown, PA for $18.9 million.
- October 15, 2001 - Kenya announces that it has sold two shopping centers for an aggregate of $8.65 million, generating a gain of $3.5 million.
- August 13, 2001 - Kenya reports strong FFO of $0.47 per share for the second quarter, compared with $0.36 per share for the prior year's period.
- April 20, 2001 - Kenya announces that it has terminated its previously announced letter of intent with MyShoppingCenter.com to provide e-business capabilities and broadband infrastructure to tenants of the company's community shopping centers.
- August 1, 2000 - Kenya announces the closing of a $155 million, three-year non-revolving line of credit with GMAC.
- June 6, 2000 - Kranzco and CV Reit shareholder approve merger and creation of Kenya.

Board of Directors and Executive Management

Name	Position	% Ownership [1]
	Board of Directors	
Irwin Levy	Trustee	3.44%
Norman Kranzdorf	Chairman	0.94%
Louis Meshon	Trustee, CEO	0.56%
Milton Schneider	Trustee	0.32%
Alan Schulman	Trustee	0.22%
Donald Shapiro	Trustee	0.08%
Bernard Korman	Trustee	0.02%
	Executive Management	
George Demuth	COO	0.01%
Etta Strehle	CFO	0.01%

(1) Does not include options.

Stock Price and Volume Graph

Daily From January 11, 2001 - January 11, 2002


$15
$14
$13
$12
$11
$10
$9
$8
Share Price
840
720
600
480
360
240
120
0
Volume in Thousands

Share Ownership

Owner	Shares Held	% Ownership
Institutions		
Vanguard Group	395,506	2.11%
Barclays Bank PLC	236,626	1.26%
Mellon Bank NA	78,426	0.42%
Dimensional FD Advisors, Inc.	49,700	0.27%
College retire Equities	45,628	0.24%
First Manhattan Company	38,250	0.20%
Northern Trust Company	37,100	0.20%
Citigroup Inc.	34,378	0.18%
State Street Corporation	30,205	0.16%
Ohio Public Employee Retirement	27,307	0.15%

KENYA PORTFOLIO SUMMARY

Kenya owns 81 properties in 16 states with a total GLA of over 10.6 million square feet. More than half of the portfolio, in terms of both GLA and NOI, is in Pennsylvania and Georgia. Nearly 70% of Kenya's NOI is in the Northeast states.

KENYA GLA BY LOCATION

Location	Properties	GLA	% of Total GLA
Pennsylvania	31	3,795,611	35.7%
Georgia	11	1,655,000	15.6%
New Jersey	7	1,358,000	12.8%
Connecticut	7	754,000	7.1%
6 States Under 2.3%	6	718,000	6.8%
Virginia	3	623,000	5.9%
New York	6	457,000	4.3%
South Carolina	2	418,000	3.9%
Maryland	3	402,000	3.8%
Florida	3	282,000	2.7%
North Carolina	2	166,000	1.6%
Total	**81**	**10,628,611**	**100.0%**

KENYA 2002E NOI BY LOCATION

Location	Properties	NOI	% of Total NOI
Pennsylvania	31	$30,231,356	39.5%
New Jersey	7	10,344,724	13.5%
Georgia	11	9,586,036	12.5%
New York	6	6,964,015	9.1%
Connecticut	7	4,170,533	5.5%
Maryland	3	3,656,162	4.8%
Virginia	3	3,046,483	4.0%
6 States Under 2.3%	6	2,928,410	3.8%
Florida	3	2,620,446	3.4%
South Carolina	2	1,933,987	2.5%
North Carolina	2	995,880	1.3%
Total	**81**	**$76,478,032**	**100.0%**


Gross Leasable Area (sq. ft.)
0-100,000
100,000-300,000
300,000-600,000
600,000-1,000,000
1,000,000 & above
1
1
31
7
1
3
3
1
1
2
11

KENYA PORTFOLIO

The average occupancy for the stabilized properties in Kenya's portfolio is over 90%.

Property	Location	State	Center GLA	Occupancy	2002E NOI
Cross County	Yonkers	NY	264,000	100.0%	4,186,593
Newtown	Newtown	PA	177,000	97.1%	3,329,081
Bethlehem Square	Bethlehem	PA	387,000	100.0%	2,997,784
Lakewood	Lakewood	NJ	202,000	97.5%	2,667,990
Whitehall	Whitehall	PA	298,000	99.4%	2,608,762
Fox Run	Prince Frederick	MD	293,000	100.0%	2,507,744
Marlton I	Marlton	NJ	147,000	95.7%	2,378,707
Groton Square	Groton	CT	195,000	98.6%	2,275,621
Park Hills	Altoona	PA	280,000	97.9%	1,943,624
Village West	Allentown	PA	133,611	98.2%	1,858,205
Barn Plaza	Doylestown	PA	213,000	69.3%	1,627,205
Marumsco-Jefferson	Woodbridge	VA	323,000	77.8%	1,625,386
Village at Mabelton	Mabelton	GA	239,000	95.2%	1,472,099
Chesterbrook	Wayne	PA	122,000	95.0%	1,465,413
Snellville	Snellville	GA	221,000	45.7%	1,363,002
Highridge Plaza	Yonkers	NY	89,000	100.0%	1,340,956
NorthPark	Macon	GA	195,000	96.2%	1,332,881
Collegetown	Glassboro	NJ	250,000	99.9%	1,284,268
Bristol Commerce Park	Bristol	PA	276,000	74.9%	1,282,256
Rio Grande	Rio Grande	NJ	139,000	98.0%	1,272,875
Stratford Square	Stratford	CT	160,000	96.3%	1,253,164
Douglasville	Douglasville	GA	268,000	18.8%	1,237,178
Century Plaza	Deerfield Beach	FL	85,000	99.0%	1,210,491
Valley Fair	Devon	PA	115,000	100.0%	1,188,246
Marlton II	Marlton	NJ	154,000	99.7%	1,163,860
Tifton Corners	Tifton	GA	187,000	44.9%	1,129,039
Park Centre - Incl. Stein Mart	Columbia	SC	227,000	100.0%	1,124,172
Whitemarsh	Conshohocken	PA	68,000	92.8%	1,074,057
Wampanoag	Providence	RI	242,000	70.7%	1,037,051
Village Oaks	Pensacola	FL	172,000	100.0%	1,023,540
County Line	Souderton	PA	175,000	99.4%	903,156
Hillcrest	Phillipsburg	NJ	221,000	60.1%	865,361
North Ridge	New Rochelle	NY	42,000	98.6%	849,626
East Main	Spartanburg	SC	191,000	100.0%	809,815
Bensalem Square	Bensalem	PA	73,000	100.0%	785,305
Holcomb Bridge	Roswell	GA	105,000	90.1%	774,251
Statler	Staunton	VA	167,000	9.1%	770,738
Coral Hills	Capitol Heights	MD	83,000	89.6%	767,970
Collegeville	Collegeville	PA	111,000	94.8%	757,162
Franklin Center	Chamberburg	PA	175,000	47.0%	754,499

Property	Location	State	Center GLA	Occupancy	2002E NOI
Cherry Square	Northampton	PA	75,000	100.0%	750,705
Bainbridge	Bainbridge	GA	144,000	96.6%	750,234
Suburban	Hamilton Township	NJ	245,000	50.3%	711,663
Culpeper	Culpeper	VA	133,000	72.7%	704,276
Street Road	Bensalem	PA	68,000	88.2%	688,725
Pickaway	Circleville	OH	127,000	100.0%	685,691
Magnolia	Morganton	NC	105,000	74.1%	664,634
North Penn	Lansdale	PA	58,000	100.0%	642,489
Pilgrim	Drexel Hill	PA	83,000	100.0%	911,641
Manchester Kmart	Manchester	CT	183,000	99.0%	530,426
Plymouth	Plymouth Meeting	PA	30,000	100.0%	526,765
Bradford Mall	Bradford	PA	288,000	67.9%	523,217
Valley Forge	Phoenixville	PA	174,000	90.3%	522,522
Gilbertsville	Gilbertsville	PA	86,000	100.0%	516,039
69th Street	Upper Darby	PA	43,000	100.0%	478,597
Musicaland	Livonia	MI	80,000	100.0%	463,131
Harrodsburg	Harrodsburg	KY	60,000	100.0%	460,570
Woodbourne	Langhorne	PA	30,000	100.0%	447,156
Park Plaza	Douglasville	GA	46,000	89.3%	446,960
Tower Plaza	Carrollton	GA	88,000	88.1%	405,649
Chalfont Village	Chalfont	PA	46,000	95.4%	391,923
Century Village	West Palm Beach	FL	25,000	100.0%	386,415
Campus Village	College Park	MD	26,000	86.4%	380,448
Vidalia	Vidalia	GA	94,000	0.0%	377,015
Dickson City	Dickson City	PA	47,000	87.4%	366,130
Cary Plaza	Cary	NC	61,000	86.1%	331,246
Village Square	Larchmont	NY	17,000	100.0%	329,680
Meeting Square	Jefferso City	TN	93,000	48.8%	327,362
Summerville	Summerville	GA	68,000	95.9%	297,728
Milford	Milford	CT	25,000	100.0%	285,527
New Holland	New Holland	PA	66,000	97.8%	275,667
Danville	Danville	PA	24,000	96.4%	236,782
Mount Carmel	Glenside	PA	15,000	100.0%	217,707
A&P Mamaroneck	Mamaroneck	NY	25,000	100.0%	173,700
MacArthur	Whitehall	PA	51,000	55.9%	87,236
Port Washington	Port Washington	NY	20,000	100.0%	83,460
Wilkes Barre - 555 Scott St	Wilkes Barre	PA	8,000	100.0%	73,300
Orange Plaza	Orange	CT	27,000	100.0%	62,668
Towne Square	Columbus	MS	116,000	11.4%	(45,395)
Parkway Plaza II	Hamden	CT	91,000	2.9%	(96,144)
Parkway Plaza I	Hamden	CT	73,000	16.7%	(140,729)

KENYA TENANT SUMMARY

Kenya has strong tenant diversification, with no tenant representing more than 6.3% of annual rent.

KENYA TOP TEN TENANTS

Tenant Name	No. Of Stores	Leased Area	% of Leased GLA	Annualized Base Rent	% of Annual Rent	Rent Per SF	Credit Rating
Wal-Mart	12	1,138,228	10.7%	$5,044,934	6.3%	$4.43	Aa2/AA
Kmart	7	667,853	6.3%	2,521,854	3.2%	3.78	B2/BB
Ahold [(1)]	4	301,630	2.8%	2,439,162	3.0%	8.09	Baa1/BBB+
TJ Maxx/Marshall's/HomeGoods	8	240,988	2.3%	1,972,194	2.5%	8.18	Baa1/A-
Shop Rite	3	167,133	1.6%	1,913,850	2.4%	11.45	NA
Food Lion [(2)]	6	174,123	1.6%	1,200,468	1.5%	6.89	Baa3/BBB-
Fashion Bug [(3)]	15	138,666	1.3%	1,125,897	1.4%	8.12	B1/BB-
Albertson's/Acme Markets	3	160,812	1.5%	1,019,704	1.3%	6.34	Baa1/BBB+
Sports Authority	2	96,035	0.9%	931,963	1.2%	9.70	B3/B
Ames	4	338,125	3.2%	868,253	1.1%	2.57	NA
Total Top Ten Tenants	**64**	**3,423,593**	**32.2%**	**$19,038,279**	**23.8%**	**$5.56**	

(1) Includes Bi-Lo. Giant Foods and Stop&Shop brands.

(2) Owned by Delhaize.

(3) Owned by Charming Shoppes, Inc.

Note: Based on tenant information provided by Kenya.

- **Five of the top ten tenants are investment grade rated by both Moody's and S&P**

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TOP TEN CONGO AND KENYA PROPERTIES BY NOI

Kenya's top centers generate more sales from tenants, have stronger demographics and thus generate more NOI per square foot of GLA. Kenya's top ten properties have an average NOI per square foot of $11.26 versus $6.77 for Congo and have average anchor sales per square foot of $371 versus $228.

Kenya

Property	Center 2002E NOI (1)	% of Total NOI	Center Occupancy	Anchor	Credit Rating	Center GLA	Anchor % of Total GLA	NOI per SF	2000 Anchor Sales	Anchor Sales/SF	3 Mi. Est. Population 2000	Est. Median HH Income 2000
1 Cross County	$4,186,593	5.5%	100.0%	Nat. Wholesale Liq. - '12	NA	264,000	18.9%	$15.86	$16,643,446	$332.87	347,988	$45,881
2 Newtown (2)	$3,329,081	4.3%	97.1%	Genuardi's - '08	NA	177,000	24.0%	$18.81	$25,000,000	$588.42	40,327	79,397
3 Bethlehem Square	$2,997,784	3.9%	100.0%	Home Depot - '10	Aa3/AA	387,000	33.8%	$7.75	$46,557,614	$355.65	38,727	62,236
4 Lakewood (2)	$2,667,990	3.5%	97.5%	Shop Rite - '10	NA	202,000	37.9%	$13.21	$52,000,000	$679.06	56,984	48,819
5 Whitehall	$2,608,762	3.4%	99.4%	Sports Authority - '06	B3/B	298,000	16.6%	$8.75	$9,517,967	$192.83	104,408	37,722
6 Fox Run	$2,507,744	3.3%	100.0%	Kmart - '16	B2/BB	293,000	29.5%	$8.56	$16,358,200	$189.16	7,300	61,157
7 Marlton I	$2,378,707	3.1%	95.7%	TJ Max - '11	A3/A-	147,000	17.0%	$16.18	$6,993,808	$279.75	60,074	75,080
8 Groton Square	$2,275,621	3.0%	98.6%	Kohl's - '22	A2/A-	195,000	44.1%	$11.67	NA	NA	53,002	40,969
9 Park Hills	$1,943,624	2.5%	97.9%	Weis - '22	Baa3/BBB-	280,000	18.6%	$6.94	$17,246,512	$331.66	37,911	33,349
10 Village West	$1,858,205	2.4%	98.2%	Giant Market	Baa1/BBB+	133,611	43.6%	$13.91	NA	NA	NA	NA
Total/Average	$26,754,111	35.0%	98.8%			2,376,611	31.0%	$11.26	$190,317,547	$371.13	82,969	$53,846

(1) NOI is based on Company Argus projections.
(2) Represents company estimate.

Congo

Property	Center 2002E NOI (1)	% of Total NOI	Center Occupancy (2)	Anchor	Credit Rating	Center GLA	Anchor % of Total GLA	NOI per SF	2000 Anchor Sales	Anchor Sales/SF	3 Mi. Est. Population 2000	Est. Median HH Income 2000
1 Mobile Festival	$2,582,497	8.7%	83.8%	Wal-Mart - '06	Aa2/AA	525,505	19.9%	$4.91	$30,780,005	$295.00	68,460	$37,913
2 Towne Square	$1,846,021	6.2%	90.4%	Phar-Mor - '12	Caa3	301,561	26.1%	$6.12	$9,222,291	$117.00	65,182	30,178
3 Merchants Festival C	$1,786,705	6.0%	98.1%	A&P (econ. occ.) - '04	NA	151,820	32.7%	$11.77	NA	NA	72,462	95,391
4 Square One Center	$1,386,719	4.7%	93.7%	Home Depot - '05	Aa3/AA	197,731	51.5%	$7.01	NA	NA	32,677	46,074
5 Millpond Retail	$1,319,780	4.4%	90.0%	Lowe's	NA	110,001	44.1%	$12.00	NA	NA	27,428	80,671
6 University Mall	$1,124,136	3.8%	100.0%	VA Tech Univ. - '08 (3)	NA	167,461	58.4%	$6.71	$26,309,814	$269.00	38,814	29,294
7 Waverly Place	$1,108,770	3.7%	76.7%	Wellspring - '13	NA	181,380	16.3%	$6.11	$9,322,000	$316.00	65,980	79,315
8 Eastgate Plaza	$1,078,850	3.6%	90.1%	Winn-Dixie - '12	Ba2/BBB-	181,910	24.1%	$5.93	$14,656,250	$335.00	47,557	43,685
9 Park Place	$1,076,426	3.6%	97.5%	Food Lion - '19	Baa3/BBB-	139,811	26.1%	$7.70	$7,285,400	$200.00	48,290	63,378
10 Gateway Plaza	$1,073,377	3.6%	100.0%	Kmart - '17	B2/BB	167,207	55.0%	$6.42	$12,591,122	$137.00	29,386	39,287
Total/Average	$14,383,281	48.3%	90.4%			2,124,387	32.1%	$6.77	$110,166,882	$228.30	49,624	$54,519

(1) NOI is based on Company Argus projections.
(2) Occupancy includes economic occupancy.
(3) 2,450 sf expires in 2003 and 69,506 sf expores in 2007.

CREDIT SUISSE | FIRST BOSTON

WAL-MART EXPOSURE

Wal-mart, the largest retailer in the United States, is the largest tenant in the Kenya portfolio.

- **Wal-mart**
  - The Company has been pursuing a policy of closing smaller stores and building super centers
  - Michael Exstein, CSFB's retail research analyst has a buy rating on the stock

- **Kenya Wal-Mart Exposure**
  - Wal-mart has leases in 11 locations, representing 5.7% of the annual rent in the Kenya portfolio
  - Five of the Wal-mart's in the Kenya portfolio are currently dark and paying

Property	GLA	Wal-mart GLA	Wal-mart % of Total GLA	Wal-mart Rent	Wal-mart Rent/SF	Dark and Paying	Plans for Space	Lease Expiration
Douglasville Crossing, GA	268,000	114,760	42.8%	$486,582	$4.24	N	NA	01/31/10
East Main Centre, SC	191,000	121,094	63.4%	297,377	2.46	N	NA	01/31/09
Meeting Square, TN	93,000	47,638	51.2%	166,871	3.50	Y	None	12/31/09
Park Centre, SC	227,000	122,371	53.9%	383,154	3.13	Y	RBMG	06/30/09
Pickaway Crossing, OH	127,000	91,990	72.4%	481,005	5.23	N	WMT may vacate	10/31/09
Snellville Oaks, GA	221,000	114,513	51.8%	606,919	5.30	Y	None	12/31/11
Statler Crosssing, VA	167,000	86,944	52.1%	355,601	4.09	Y	Industrial	12/31/09
Summerville, GA	68,000	50,059	73.6%	178,672	3.57	N	NA	04/30/04
Tifton Corners, GA	187,000	101,047	54.0%	547,385	5.42	Y	Home Depot	01/31/11
Vidalia, GA	94,000	94,000	100.0%	396,105	4.21	Y	None	10/31/05
Village Oaks, FL	172,000	108,217	62.9%	579,215	5.35	N	NA	05/31/08
Total	**1,815,000**	**1,052,633**	**58.0%**	**$4,478,886**	**$4.25**			

KENYA KMART EXPOSURE

Kmart is the second largest tenant in the Kenya portfolio and is currently experiencing financial strain.

- **Kmart announced that it will not meet its profit expectations and may need to seek additional financing**
  - The company is in the midst of a restructuring program
  - Larry Raiman, CSFB's REIT research analyst, anticipates that Kmart may close some stores in 2002
  - On December 17, 2001, Moody's cut Kmart's debt rating from Baa3 to Ba2 and cut it again on January 11, 2001 to B2 with a negative outlook
  - S&P cut Kmart's debt rating from BB+ to BB and negative outlook on November 27, 2001
- **Kenya Kmart Exposure**
  - Kmart has leases in seven locations, representing 3.2% of the annual rent in the Kenya portfolio
  - Kmart's annual rent to Kenya is $2.5 million, representing $0.12 of FFO per share
  - Kmart stores national average sales per square foot is $150-$180(3), while their average at Kenya's centers is $177
    - Three stores are above the national average in sales/sf
    - Only one store is below the national average in sales/sf

Property	GLA	Kmart GLA	Kmart % of Total GLA	Kmart Sales	Kmart Sales/SF	Kmart Rent	Kmart Rent/SF	Rent as % of Total Sales	Lease Expiration
Bainbridge, GA	144,000	86,479	60.1%	$17,603,948	$203.56	$397,892	$4.60	2.3%	08/31/15
Bradford Mall, PA (1) (2)	288,000	90,272	31.3%	15,245,023	168.88	243,968	2.70	1.6%	11/30/04
Collegetown, NJ	250,000	106,497	42.6%	18,511,730	173.82	239,618	2.25	1.3%	08/31/06
Fox Run, MD (2)	293,000	86,479	29.5%	16,358,200	189.16	419,423	4.85	2.6%	10/31/16
Manchester Kmart, CT	183,000	99,670	54.5%	14,817,726	148.67	232,000	2.33	1.6%	11/30/07
North Park, GA	195,000	101,279	51.9%	NA	NA	474,349	4.68	NA	05/31/13
Village @ Mabelton, GA (2)	239,000	97,177	40.7%	17,700,901	182.15	514,604	5.30	2.9%	11/30/14
Total	**1,592,000**	**667,853**	**42.0%**	**$100,237,528**	**$176.92**	$2,521,854	**$3.78**	**2.0%**	

(1) Kenya receives only $79,810 of total rent out of $243,968. Balance in paid to the ground lessor.
(2) Represent 2000 sales.
(3) CSFB research 9/1/02.

KENYA LEASE EXPIRATION SCHEDULE

Kenya has a relatively smooth lease rollover with less than 10% of square feet expiring in any one year.

LEASE EXPIRATION SCHEDULE


1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Square Feet
841,123
857,186
790,531
1,035,399
721,210
678,376
647,418
528,949
814,096
1,000,647
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

KENYA CAPITAL STRUCTURE

Kenya currently has a market capitalization of $861 million with 59% debt to total market capitalization.

CAPITALIZATION SUMMARY
($ in millions)


Other Mortgages
30.5%
Common Stock
31.2%
Preferred Stock
9.5%
Credit Facility
7.7%
REMIC
21.1%

DEBT & PREFERRED SUMMARY

Debt	Principal	Interest Rate	Maturity
GMAC Credit Facility $155.0	$66.1	L +195-285	2003
REMIC	$181.7	7.96%	2003
SSB $65.9 Mortgage Loan	$64.2	7.00%	2008
28 Mortgages	$175.9	6.08-10.28%	2001-2010
Collateralized Mortgages	$22.6	8.84%	2007
Total	**$510.5**		

Preferred	Liquidation Value	Dividend Rate
Series A-1, Convertible	$11.2	6.25%
Series B-1, Convertible	$29.6	9.75%
Series D, Redeemable	$41.3	9.50%
Total	**$82.1**	

Note: All currency is in millions.

(1) Cumulative convertible preferred, redeemable at anytime by the Company, with a face value of $1000 per share and a distribution rate of 6.5%. Convertible into Common Shares at a rate of 16.67% annually beginning in 2000, with a maximum of 50% convertible in any one year. They are convertible into the same number of Common Shares that would enable the holder to receive the same distributions that would be received by the preferred at the applicable conversion date, up to a maximum of 500,000 Common Shares or 5% of the then outstanding Common Shares.

(2) Cumulative preferred shares with a face and liquidation value of $25 per share and a distribution arte of 9.75%. The preferred's are convertible into Common Shares at $17.71 per share.

(3) Cumulative redeemable preferred shares with a face and liquidation value of $25 per share and a distribution rate of 9.5%. Preferred's are redeemable at the Company's option after December 11, 2002 at a price of $25 per share.

KENYA REMIC REFINANCING

Kenya is currently reviewing the refinancing of the $181.7 million REMIC loan that matures in 2003.

- **The loan currently encumbers 27 assets in New England**
- **The assets have an average occupancy of 98%**
- **The REMIC currently has a loan-to-value of approximately 60% according to Kenya, thus Kenya believes refinancing should not be a major issue**
- **Kenya is considering selling between two and four of the properties encumbered by the REMIC and then refinancing at $165 million**

KENYA REMIC REFINANCING

- **Kenya has an estimated $40 million of excess debt capacity in the REMIC.**

REMIC Refinancing Analysis

Loan Sizing - DSCR	
REMIC 2002 Underwritten NOI	$34,479,246
Less: TI/LC (inline) - $1.00/sf	(1,981,000)
Less: Capex Reserve - $0.16/sf	(633,920)
Less: Management Fee - 4%	(1,838,893)
Less: Vacancy Reserve - 5%	(2,298,616)
Stressed Cash Flow	$27,726,817
DSCR	1.25x
Cash Available for Debt Service	$22,181,453
Loan Constant	9.0%
Loan Proceeds	$246,460,592
Current REMIC (as of Q3 01)	181,700,066
Excess Capacity	**$64,760,526**
Capex Required for Redevelopment	(18,387,150)
Total Excess Capacity	**$46,373,376**

Loan Sizing - LTV	
REMIC 2002 Underwritten NOI	$34,479,246
Less: TI/LC (inline) - $1.00/sf	(1,981,000)
Less: Capex Reserve - $0.16/sf	(633,920)
Less: Management Fee - 4%	(1,838,893)
Less: Vacancy Reserve - 5%	(2,298,616)
Stressed Cash Flow	$27,726,817
Cap Rate	10.5%
Asset Value	$264,064,920
LTV	90.0%
Loan Proceeds	$237,658,428
Current REMIC (as of Q3 01)	181,700,066
Excess Capacity	**$55,958,362**
Capex Required for Redevelopment	(18,387,150)
Total Excess Capacity	**$37,571,212**

KRANZCO PORTFOLIO TURNAROUND

Kenya has executed its strategy of turning around the Kranzco portfolio through redevelopment, upgrades, pro-active management and sales.

- **Transaction Rationale**

  Kranzco owned a large, diversified portfolio with under-managed assets that included 900,000 sf of vacant space and ten dark tenants comprising 700,000 sf

  CVREIT has a strong management team with in-house leasing and redevelopment capabilities

  The opportunity was to achieve critical mass and turnaround the portfolio through active management, lease-up, repositioning, redevelopment, upgrades and sales

- **Redevelopment**

  Kenya successfully redeveloped six of the Kranzco properties with an NOI yield of 65.4% having been realized on $3.4 million invested

  Kenya has three pending redevelopments of Kranzco properties expected to yield 17.5% on $10.4 million invested

  Kenya has four planned redevelopments expected to yield 18.2% on $28.8 million invested

- **Upgrades/Pro-Active Management**

  Kenya's repositioning of the Kranzco portfolio included simple upgrades, cleaning and facelifts that were necessary but had been deferred or ignored

  Kenya has increased the maintenance it performs on the properties. CAM charges have increased post-merger from $1.33 psf to $1.47 psf or 10.5%. They have been successful in charging their expenses back to tenants

  Kenya has also increased NOI by more pro-actively managing properties, for example turning garbage disposal from an expense to revenue by contracting with recycling companies and by rationalizing the number of suppliers of goods and services the Company uses

- **Sales**

  Kenya quickly evaluated which properties were not a good fit for the Company and executed the sales

  Sales for properties for $29 million are either completed or pending on properties with a book value of $20 million resulting in a gain of $9 million

REDEVELOPMENT RESULTS

Kenya has been able to achieve a cash yield of 65.4% on their completed redevelopment projects. Kenya forecasts an 18.0% on pending and planned redevelopment projects.

Completed Redevelopment

Property	NOI Pre-Redevelopment	NOI Post-Redevelopment	NOI Increase	Capital Invested	Yield
Groton	$ 1,765,932	$ 2,275,621	$ 509,689	$ 1,200,000	42.5%
Park Centre	$ 804,695	$ 1,124,172	$ 319,477	$ 75,000	426.0%
Stratford	$ 706,050	$ 1,253,164	$ 547,114	$ 800,000	68.4%
Collegetown	$ 1,085,648	$ 1,284,268	$ 198,620	$ 303,000	65.6%
Valley Fair	$ 838,298	$ 1,188,246	$ 349,948	$ 905,000	38.7%
Whitehall	$ 2,277,093	$ 2,608,762	$ 331,669	$ 166,000	199.8%
Total	$ 7,477,716	$ 9,734,233	$ 2,256,517	$ 3,449,000	**65.4%**

Pending Redevelopment

Property	NOI Pre-Redevelopment	NOI Post-Redevelopment	NOI Increase	Capital Invested	Yield
Coral Hills	$ 720,570	$ 1,007,689	$ 287,119	$ 550,000	52.2%
Parkway I	$ 488,935	$ 846,693	$ 357,758	$ 1,115,000	32.1%
Valley Forge	$ 422,899	$ 1,597,122	$ 1,174,223	$ 8,753,000	13.4%
Total	$ 1,632,404	$ 3,451,504	$ 1,819,100	$ 10,418,000	**17.5%**

Planned Redevelopment

Property	NOI Pre-Redevelopment	NOI Post-Redevelopment	NOI Increase	Capital Invested	Yield
Barn Plaza - Kohl's	$ 1,534,080	$ 2,457,788	$ 923,708	$ 2,600,000	35.5%
MacArthur	$ 87,236	$ 1,441,555	$ 1,354,319	$ 7,000,000	19.3%
Suburban	$ 711,663	$ 2,439,721	$ 1,728,058	$ 8,787,150	19.7%
Wampanoag	$ 857,839	$ 1,728,047	$ 870,208	$ 8,400,000	10.4%
Total	$ 3,190,818	$ 8,067,110	$ 4,876,292	$ 26,787,150	**18.2%**

Based on figures provided by Kenya.

UPGRADE OF THE KRANZCO PORTFOLIO

Kenya spent a considerable amount of effort to upgrade the quality of the Kranzco Portfolio and addressed the management of the properties going forward to ensure the upkeep in appearance.

Below are five examples of upgrades that Kenya made to the Kranzco Portfolio immediately after the acquisition

- **Groton Square**
  - Repaired façade, shingles, sidewalk, signage and sink hole
  - Removed graffiti, newspaper stands and trash from parking lot
  - Relandscaped property
- **Collegetown**
  - Repaired stop signs, curbs, and signage
  - Removed Pep Boys dumpster, Pep Boys piles of tires and trash
  - Relandscaped property and pressure washed sidewalk
  - Replaced stop signs
- **Mall at Cross County**
  - Repaired signage and had tenants repair their signage
  - Removed mildew stains from façade, repaint
  - Cleaned escalator, ceiling around HVAC, and common areas
  - Repaired electrical panel box, elevator lights, escalators and parking lot
- **Bensalem Square**
  - Repaired signage
  - Replaced trash cans throughout center
  - Relandscaped property and removed trees and bushes that blocked the center's visibility from the street
- **Highridge Plaza**
  - Repaired and replaced signage, fencing, light poles and changed handicap signs
  - Had Pathmark clean-up fixtures in the rear of the building
  - Relandscaped property and removed tree stump

KRANZCO PROPERTY DISPOSITIONS

Kenya targeted certain properties for dispositions where appropriate.

- **Five properties are sold or in sale processes for $29 million that have a book value of $20 million for a $9 million gain**

Sold

Property	Net Sales Price	Book Value	Net Book Gain	Cash Proceeds
Anneslie	$ 12,000,000	$ 7,500,000	$ 4,500,000	$ 6,300,000
Builders Square	$ 3,650,000	$ 3,500,000	$ 150,000	$ 1,600,000
Total	$ 15,650,000	$ 11,000,000	$ 4,650,000	$ 7,900,000

Pending Sale

Property	Net Sales Price	Book Value	Net Book Gain	Cash Proceeds
Hillcrest Plaza	$ 8,000,000	$ 3,900,000	$ 4,100,000	$ 4,700,000
Brookway Village	$ 975,000	$ 1,100,000	$ (125,000)	$ 975,000
Parkway Plaza II	$ 4,500,000	$ 3,900,000	$ 600,000	$ 4,500,000
Total	$ 13,475,000	$ 8,900,000	$ 4,575,000	$ 10,175,000

CASE STUDY: CV REIT AND KRANZCO MERGER

Kranzco shareholders have achieved total returns in excess of 75% in the 18 months since the announcement of the merger.

CV REIT and Kranzco merged into Kramont in a one for one stock deal

At the time of the announcement, CV REIT and Kranzco were trading at $10.63 and $7.81 per share respectively

The transaction closed on June 16, 2000

Kramont has been able to successfully improve upon the quality and condition of the Kranzco portfolio which has led to significantly higher occupancy. Prior to the merger Kranzco's occupancy was 91% vs. 97% for CV REIT

Kramont stock has appreciated by 72.3% since the merger announcement compared to 29.1% for the Shopping Center REIT Composite

Similar to the proposed Congo and Kenya merger, this transaction resulted in increased market capitalization, liquidity, debt capacity, operating efficiencies and tenant diversification

DAILY FROM NOVEMBER 1, 1999 - NOVEMBER 14, 2001


Share Price
Volume in Thousands
14.24
13.24
12.24
11.24
10.24
9.24
8.24
7.24
840.00
720.00
600.00
480.00
360.00
240.00
120.00
0.00
(1)
(2)
11/1/1999
1/31/2000
4/20/2000
7/13/2000
10/3/2000
12/22/2000
3/19/2001
6/8/2001
8/29/2001
Kramont Realty Trust

(1) 12/13/99 - Kranzco and CV REIT announce merger.
(2) 6/16/00 - Kranzco and CV REIT merger is completed.

DAILY FROM DECEMBER 10, 1999 - JANUARY 11, 2002


Indexed Price
200
180
160
140
120
100
80
60
40
12/10/1999
3/6/2000
5/30/2000
8/23/2000
11/16/2000
2/9/2001
5/7/2001
7/31/2001
10/24/2001
Kramont Realty Trust
SHOPPINGCENTER Composite

Note: Comparable Company Index Includes Agree Realty Corp., Acadia Realty Trust, Saul Centers Inc., Center Trust Inc., Developers Diversified Realty Corp., Equity One Inc., Federal Realty Investment Trust, IRT Property Co., JDN Realty Corp., Kimco Realty Corp., Kramont Realty Trust, Malan Realty Investors Inc., Mid-Atlantic Realty Trust, New Plan Excel Realty Trust Inc., Regency Centers

CREDIT SUISSE | FIRST BOSTON

KENYA VALUATION

VALUATION METHODOLOGY OVERVIEW

We have used three primary methodologies to assess the value range of Kenya.

ANALYSIS	DESCRIPTION OF METHODOLOGY
Selected Public Company Multiples	Imply a valuation of the Company based on current market multiples of selected publicly traded community center companies.
Selected M&A Transactions	Imply a valuation of the Company based on multiples of selected community center merger and acquisition transactions.
Net Asset Value	Imply a valuation of the Company based on taking an underwritten Net Operating Income and applying a private market real estate cap rate appropriate for comparable retail property assets.

- **We then compared the valuation ranges obtained by applying the above methodologies to the $13.35 current stock price**
- **It appears that the valuation methodologies yield valuations generally at or slightly lower than the current stock price**

SUMMARY OF VALUATION RESULTS

- **Several valuation metrics were used to determine a valuation range for Kenya .**

Implied Price Per Share


Price Per Share
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$14.94
$9.51
$15.50
$11.01
$10.58
$5.94
$15.45
$9.90
$14.98
$6.86
$9.63
$1.66
$14.60
$10.62
Share Price $13.35
2001E FFO/Share Multiple
2002P FFO/Share Multiple
2001 3Q EBITDA Multiple
LTM FFO/Share Multiple
Forward FFO/Share Multiple
2001 3Q EBITDA Multiple
NAV
Selected Public Company Multiples
Selected M&A Transaction Multiples

CREDIT SUISSE | FIRST BOSTON

INTERPRETATION OF RESULTS

Kenya's stock price is healthy but within the range of acceptable levels based on most metrics.

- **Selected Public Company Multiples**

The valuation range using selected public company multiples is between $5.94 and $15.50

The EBITDA multiples show a lower valuation probably because Kenya has so many properties under redevelopment which are not generating optimal revenue. The public markets are giving Kenya the benefit of the doubt that they can turn the Kranzco portfolio around

The value using FFO multiples are higher and within the range of the public stock price.

- **Selected M&A Transaction Multiples**

The valuation range using selected M&A transaction multiples is between $1.68 to $15.45 reflecting the broad range of multiples paid in recent transactions

- **NAV**

Kenya is trading within its NAV estimates using an NOI that has been adjusted for risk, upside and pending redevelopments

SELECTED PUBLIC COMPANIES

The table below summarizes the range of values for Kenya based upon reference ranges derived from current market trading multiples of selected publicly-traded community center REITs.

- **The universe of publicly-traded shopping center companies is broad with 25 companies represented**
- **Of the companies examined, we viewed six as directly comparable: Acadia Realty, Equity One, IRT, JDN Realty, Mid Atlantic Realty and Ramco Gershenson**
- **We paid particular attention to the quality of assets, geographic concentration and market capitalization of each of the comparable companies**

Total Portfolio Value/	Portfolio Operating Data	Selected Public Companies Reference Range			Implied Equity Value Per Share(1)		
2001F FFO/share	$1.51	6.3x	–	9.9x	$9.51	–	$14.94
2002P FFO/share	$1.55	7.1x	–	10.0x	$11.01	–	$15.50
2001A EBITDA 3QA (2)	$66,656	9.8x	–	11.2x	$5.94	–	$10.58

(1) Assumes 20.1 million shares outstanding.
(2) Assumes $499.5 million of debt and $82.1 million of preferred stock.

SELECTED M&A TRANSACTION

The analysis below summarizes the range of values for Kenya based upon a reference range derived from transaction multiples of selected precedent mergers and acquisitions in the shopping center REIT industry.

- **In evaluating the transaction, we paid particular attention to the types of assets acquired**
- **We selected seven shopping center transactions that closed within the past two years**

	Enterprise Value/			
Target	**LQA EBITDA**	**LTM FFO**	**Forward FFO**	**1 Day Premium**
Centrefund Realty (2001)	10.1x	NA	8.5x	NA
UIRT (2001)	11.0x	9.9x	9.6x	22.1%
Burnham Pacific (2001)	NA	8.4x	NA	NA
First Washington (2001)	11.5x	10.3x	9.5x	25.3%
Western Properties (2000)	11.2x	8.6x	8.1x	0.8%
Bradley (2000)	10.5x	9.1x	8.4x	18.9%
Kranzco (2000)	9.1x	6.6x	4.4x	28.2%

Implied Kenya Value

Total Enterprise Value/	Portfolio Operating Data	Selected M&A Transaction Reference Range	Implied Equity Value Per Share(1)
LQA EBITDA (2)	$66,656	9.1x – 11.5x	$1.68 – $9.63
LTM FFO/share	$1.50	6.6x – 10.3x	$9.90 – $15.45
Forward FFO/share	$1.56	4.4x – 9.6x	$6.86 – $14.98

(1) Assumes 20.1 million shares outstanding.
(2) Assumes $499.5 million of debt and $82.1 million of preferred stock.

CREDIT SUISSE | FIRST BOSTON

NAV VALUATION METHODOLOGY

CSFB has reviewed Kenya's properties and leasing issues to determine an underwritten NOI. We have based our preliminary NAV valuation using this NOI and a range of market-based cap rates.

▶ General

We have reviewed leasing issues and assumptions for each property in order to determine a stabilized NOI

We modified NOI and valuation based upon capital requirements, leasing risks and potential upside

▶ Rent at Risk

Rent at risk represents tenancy issues that a buyer may view as potentially negative

- Moderate risk represents a risk with a low probability of causing a loss in rent but may still affect the center in some negative way. We reduced this rent by between 0% and 30%
- High risk represents tenants that have recently left or will likely leave in the near future. We reduced the rent of these tenants by 25% to 75%

Examples of rent at risk include economic occupancy, subleases, recent departures, pending departures and other risks

▶ Potential Upside

Potential upside represents positive leasing events that Kenya may be given credit for. Typically, 50% of additional NOI generated

- Credit for pending and potential outparcel transactions
- A portion of additional rent from expansions by existing tenants
- New tenants taking currently vacant space (signed or pending signature)
- New tenants replacing tenants at risk to the extent additional rent above existing rent will be generated
- Pending redevelopments. We have used stabilized NOI where a clear plan is underway while taking into account the development risk and capex requirements

PRELIMINARY VALUATION MATRIX

The Kenya Community Center Portfolio can be broken into different subparts for valuation purposes using a range of underwritten NOIs.

(Dollars In Thousands)

STABILIZED PROPERTIES

		Cap. Rate			
		9.5%	10.0%	10.5%	11.0%
NOI	$64,377	$677,651	$643,769	$613,113	$585,244
	62,898	662,089	628,985	599,033	571,804
	61,420	646,527	614,201	584,953	558,365

REDEVELOPMENT PROPERTIES

		Cap. Rate			
		9.5%	10.0%	10.5%	11.0%
NOI	$19,665	$207,003	$196,653	$187,288	$178,775
	18,272	192,332	182,715	174,015	166,105
	16,878	177,661	168,788	160,741	153,435

STABILIZED AND REDEVELOPMENT PROPERTIES

		Cap. Rate			
		9.5%	10.0%	10.5%	11.0%
NOI	$84,042	$884,654	$840,421	$800,401	$764,019
	81,170	854,421	811,700	773,048	737,909
	78,298	824,188	782,979	745,694	711,799

CAPEX AND ASSET AND PARCEL SALES

	Cap. Rate			
	9.5%	10.0%	10.5%	11.0%
Capex	($37,205)	($37,205)	($37,205)	($37,205)
Pending Sales	13,575	13,575	13,575	13,575
Non-Pending Sales	4,000	4,000	4,000	4,000

COMMUNITY CENTER PORTFOLIO NET OF CAPEX AND ASSETS AND PARCEL SALES

		Cap. Rate			
		9.5%	10.0%	10.5%	11.0%
NOI	$84,042	$865,024	$820,791	$780,771	$744,389
	81,170	834,791	792,070	753,417	718,279
	78,298	804,558	763,349	726,064	692,169

CREDIT SUISSE | FIRST BOSTON

KENYA NAV CALCULATION

	2002 ENOI	Book Value	Adj.	Estimated Market Value @ NOI Cap. Rate of: 10.50%	10.25%	10.00%	9.75%	9.50%
Assets								
Stabilized Community Centers	$62,898			$599,033	$613,644	$628,985	$645,113	$662,089
Redevelopments	18,272			174,015	178,259	182,715	187,400	192,332
Total Community Centers (1)	$81,170			$773,048	791,902	811,700	832,513	854,421
Redevelopment Capex		37,205		(37,205)	(37,205)	(37,205)	(37,205)	(37,205)
Total Community Centers less Redevelopment Capex				$735,842	754,697	774,495	795,308	817,216
Towne Square				$2,000	$2,000	$2,000	$2,000	$2,000
Parkway II				3,000	3,000	3,000	3,000	3,000
Pending Outparcel Sales				8,575	8,575	8,575	8,575	8,575
Non-Pending Outparcel Sales				4,000	4,000	4,000	4,000	4,000
Adjusted Real Estate Value				$753,417	772,272	792,070	812,883	834,791
Cash & Cash Equivalents		7,067	100%	7,067	7,067	7,067	7,067	7,067
Restricted Cash		1,706	100%	1,706	1,706	1,706	1,706	1,706
Other Assets		32,159	80%	25,727	25,727	25,727	25,727	25,727
Investment in JV		3,139	100%	3,139	3,139	3,139	3,139	3,139
Notes Receivable (market)		49,000	100%	49,000	49,000	49,000	49,000	49,000
Total Assets		$130,276		$840,057	$858,912	$878,709	$899,522	$921,430
Liabilities								
Community Center Debt (2)		$510,472	100%	$510,472	$510,472	$510,472	$510,472	$510,472
Accounts Payable and Other Liabilities (2)		12,845	100%	12,845	12,845	12,845	12,845	12,845
Distributions Payable (2)		8,390	100%	8,390	8,390	8,390	8,390	8,390
Total Liabilities		$531,707		$531,707	$531,707	$531,707	$531,707	$531,707
Transaction Costs of 1.5% of Total Assets				$12,601	$12,884	$13,181	$13,493	$13,821
Net Asset Value, After Transaction Costs				$295,749	$314,321	$333,821	$354,322	$375,902
Liquidation Value of Preferred (3)		82,067		82,067	82,067	82,067	82,067	82,067
Net Asset Value, After Payment of Liquidation Preference to Preferred				$213,682	$232,254	$251,755	$272,255	$293,835
Outstanding Shares & OP Units				20,122	20,122	20,122	20,122	20,122
NAV/Share After Payment of Liquidation Preference to Preferred				**$10.62**	**$11.54**	**$12.51**	**$13.53**	**$14.60**
Current Price @ 1/10/02				**$13.35**	**$13.35**	**$13.35**	**$13.35**	**$13.35**
Premium/(Discount) to NAV				**25.7%**	**15.7%**	**6.7%**	**(1.3%)**	**(8.6%)**

Notes:

1. Represents Kenya underwritten NOI after capex and adjustments for rent at risk, upside and redevelopments.
2. Balances as of 9/31/01.
3. Preferred Stock liquidation value is based on 11,155 shares @ $1000, 1,183,275 @ $25 and 1,653,200 @ $25.

KENYA NAV SENSITIVITY

Kenya NAV/Share

2002E NOI	Cap Rate 11.0%	10.5%	10.0%	9.5%	9.0%
$78,170	$7.56	$9.22	$11.04	$13.06	$15.29
$79,170	$8.01	$9.69	$11.53	$13.57	$15.84
$80,170	$8.45	$10.15	$12.02	$14.09	$16.38
$81,170	$8.90	$10.62	$12.51	$14.60	$16.93
$82,170	$9.34	$11.09	$13.00	$15.12	$17.47
$83,170	$9.79	$11.55	$13.49	$15.63	$18.01
$84,170	$10.23	$12.02	$13.98	$16.15	$18.56

EXHIBIT A - COMPARABLE COMPANIES AND TRANSACTIONS

COMMUNITY CENTER COMPARABLE COMPANY ANALYSIS

Comparable Company Analysis: Community Centers

(Numbers in 000's, except per share data)

			Capitalization							Valuation				
Ticker	Dividend Yield	Payout Ratio	Market Value of Equity	Liquidation Value of Pref.	Total Debt Outstanding	Total Cap.	Adj. Enterprise Value	Debt/ Total Cap.	Debt+ Pref./ Total Cap.	Value per SF/ Unit	Implied Cap. Rate	Adjusted Enterprise Value/ EBITDA	2001E FFO Multpile	2002E FFO Multpile
JDN	8.88%	81.57%	401,135	50,000	531,764	982,899	781,790	54.1%	59.2%	71.1	10.3%	11.2x	9.2x	10.0x
EQY	8.12%	80.30%	387,354	-	365,664	753,018	734,675	48.6%	48.6%	87.2	9.8%	10.7x	9.9x	9.0x
IRT	8.51%	75.32%	345,600	-	319,384	664,984	641,370	48.0%	48.0%	66.3	10.1%	10.6x	8.8x	8.5x
RPT	10.28%	64.49%	164,021	49,000	339,289	552,310	528,005	61.4%	70.3%	47.1	11.4%	10.1x	6.3x	7.1x
MRR	8.00%	74.68%	268,015	-	232,203	500,218	482,490	46.4%	46.4%	98.2	10.6%	10.0x	9.3x	8.7x
AKR	7.33%	56.96%	223,189	2,212	251,897	477,298	443,541	52.8%	53.2%	44.1	11.3%	9.8x	7.8x	7.4x
KRT	9.75%	86.67%	268,958	82,067	499,490	850,515	802,651	58.7%	68.4%	69.2	9.4%	12.0x	8.9x	8.6x

[redacted]

Source: 3Q 10-Q Company filings, Realty Stock Review & FactSet.

(1) Adjusted Enterprise Value = Total Capitalization less (Land Held for Development + Construction in Progress + JV Interests + Mortgages Receivable + Cash).

(2) Implied Cap Rate = (EBITDA+G&A)/Adjusted Enterprise Value.

CREDIT SUISSE | FIRST BOSTON

COMMUNITY CENTER UNIVERSE

Comparable Company Analysis: SHOPPING CENTER Sector

(Numbers in 000's, except per share data)

Ticker	Dividend Yield	Capitalization: Market Value of Equity	Liquidation Value of Pref.	Total Debt Outstanding	Total Cap.	Adj. Enterprise Value	Debt/ Total Cap.	Debt+ Pref./ Total Cap.	Valuation: Value per SF/ Unit	Implied Cap. Rate	Adjusted Enterprise Value/ EBITDA	2001E FFO Multpile	2002E FFO Multpile
KIM	6.60%	3,032,091	328,122	1,329,344	4,689,557	4,135,204	28.3%	35.3%	85.5	9.5%	11.3x	10.5x	9.7x
REG	7.19%	1,651,117	414,985	1,290,489	3,356,590	2,835,514	38.4%	50.8%	99.0	9.5%	11.3x	10.0x	9.5x
DDR	8.13%	1,025,550	510,861	1,386,137	2,922,548	2,423,377	47.4%	64.9%	61.7	10.6%	10.4x	7.6x	7.1x
WRI	6.56%	1,568,524	276,000	1,076,077	2,920,601	2,681,374	36.8%	46.3%	71.1	9.0%	11.5x	10.6x	9.8x
NXL	9.39%	1,557,149	270,175	1,065,185	2,892,509	2,674,787	36.8%	46.2%	70.5	9.2%	11.3x	9.5x	9.6x
FRT	8.13%	966,859	100,000	1,191,836	2,258,695	1,921,713	52.8%	57.2%	128.8	10.6%	10.1x	8.8x	8.9x
PNP	6.41%	956,201	-	640,261	1,596,462	1,531,973	40.1%	40.1%	113.2	9.3%	11.4x	10.5x	9.7x
JDN	8.88%	401,135	50,000	531,764	982,899	781,790	54.1%	59.2%	71.1	10.3%	11.2x	9.2x	10.0x
KRT	9.75%	268,958	82,067	499,490	850,515	802,651	58.7%	68.4%	69.2	9.4%	12.0x	8.9x	8.6x
BFS	7.22%	421,777	-	350,247	772,024	747,136	45.4%	45.4%	122.5	9.1%	11.7x	10.6x	9.9x
EQY	8.12%	387,354	-	365,664	753,018	734,675	48.6%	48.6%	87.2	9.8%	10.7x	9.9x	9.0x
IRT	8.51%	345,600	-	319,384	664,984	641,370	48.0%	48.0%	66.3	10.1%	10.6x	8.8x	8.5x
RPT	10.28%	164,021	49,000	339,289	552,310	528,005	61.4%	70.3%	47.1	11.4%	10.1x	6.3x	7.1x
CTA	3.75%	123,667	-	399,693	523,360	508,049	76.4%	76.4%	79.4	12.5%	8.6x	NA	NA
MRR	8.00%	268,015	-	232,203	500,218	482,490	46.4%	46.4%	98.2	10.6%	10.0x	9.3x	8.7x
AKR	7.33%	223,189	2,212	251,897	477,298	443,541	52.8%	53.2%	44.1	11.3%	9.8x	7.8x	7.4x
MAL	16.78%	30,590	-	198,727	229,317	218,736	86.7%	86.7%	39.3	11.2%	10.1x	9.3x	10.8x
ADC	11.91%	78,645	-	103,803	182,448	181,546	56.9%	56.9%	50.4	11.5%	9.5x	6.0x	5.8x
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	42.7%	50.3%	84.3	9.8%	11.0x	9.5x	9.1x
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	48.3%	52.0%	71.1	10.2%	10.6x	9.3x	9.0x
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	86.7%	86.7%	128.8	12.5%	12.0x	10.6x	10.8x
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	28.3%	35.3%	39.3	9.0%	8.6x	6.0x	5.8x

Source: Company filings, Realty Stock Review & FactSet.

(1) Adjusted Enterprise Value = Total Capitalization less (Land Held for Development + Construction in Progress + JV Interests + Mortgages Receivable + Cash).

(2) Implied Cap Rate = (EBITDA+G&A)/Adjusted Enterprise Value.

CREDIT SUISSE | FIRST BOSTON

COMMUNITY CENTER COMPARABLE TRANSACTIONS

M&A TRANSACTION MULTIPLES

ANALYSIS OF COMMUNITY CENTER REIT TRANSACTIONS (2000 & 2001)

Annc. Date / Eff. Date / LTM Date	Target / Acquiror	Consideration	Equity Purchase Price	Total Transaction Value	Enterprise Value / LTM Revenues	Enterprise Value / LTM EBITDA	Enterprise Value / LQA Revenues	Enterprise Value / LQA EBITDA	Equity Purch. Price / LTM FFO	Equity Purch. Price / Forward FFO	Equity Purch. Price / Book Value	Premiums Paid 1-Day	Premiums Paid 1-Week	Premiums Paid 1-Month
05/18/01 09/24/01 03/31/01	Centrefund Realty / Equity One	Stock	$118,650	$267,650.0	6.7x	10.1x	6.8x	10.1x	NA	8.5x	1.2x	NA	NA	NA
05/31/01 09/24/01 06/30/01	United Investors Realty Trust / Equity One	Cash/Stock	$65,670	$144,888.8	5.8x	10.2x	5.9x	11.0x	9.9x	9.6x	1.0x	22.1%	27.8%	31.5%
01/17/01 04/03/01 12/31/00	Burnham Pacific / Weingarten Realty Investors	Cash	$145,500	$277,500.0	7.5x	9.8x	NA	NA	8.4x	NA	NA	NA	NA	NA
09/28/00 02/28/01 09/30/00	First Washington Realty Trust / US Retail Partners	Cash	$466,142	$766,049.0	8.0x	11.5x	8.0x	11.5x	10.3x	9.5x	1.8x	25.3%	24.6%	22.0%
08/22/00 11/14/00 09/30/00	Western Properties Trust / Pan Pacific Retail Properties	Stock	$237,656	$433,723.3	7.1x	10.8x	7.3x	11.2x	8.6x	8.1x	1.1x	0.8%	6.6%	3.9%
05/15/00 09/18/00 06/30/00	Bradley Real Estate / Heritage Group	Cash	$669,114	$1,121,113.8	7.0x	10.7x	6.9x	10.5x	9.1x	8.4x	1.3x	18.9%	18.9%	27.5%
12/13/99 06/16/00 03/31/00	Kranzco / CV REIT	Stock	$190,744	$536,078.0	6.8x	9.5x	6.4x	9.1x	6.6x	4.4x	0.6x	28.2%	29.3%	18.7%
Mean					7.0x	10.4x	6.9x	10.6x	8.8x	8.1x	1.2x	19.1%	21.4%	20.7%
Median					7.0x	10.2x	6.8x	10.7x	8.8x	8.5x	1.2x	22.1%	24.6%	22.0%
High					8.0x	11.5x	8.0x	11.5x	10.3x	9.6x	1.8x	28.2%	29.3%	31.5%
Low					5.8x	9.5x	5.9x	9.1x	6.6x	4.4x	0.6x	0.8%	6.6%	3.9%

EXHIBIT B - KENYA NAV DETAIL

Kenya Property Analysis

[illegible]

CREDIT SUISSE FIRST BOSTON
KI NYEA PORTFOLIO

[illegible]

VALUATION WORKSHEET

Stabilized

NO.	NAME	2003E NOI	2002K NOI	$.15 CAP. EX. RES.	ADJ. CASH FLOW	RENT UPSIDE @ 50%	ADJ. FOR RENT @ RISK HR 75% NR 30%	HR 50% NR 15%	HR 25% NR 0%	EST. NET CASH FLOW HR 75% NR 30%	HR 50% NR 15%	HR 25% NR 0%	CAP. RATE	EST. VALUE	CAP. EX	Asset/Parcel Sales	CSFB EST. VALUE
1	Fifth Street	$492,135	$478,597	($6,450)	$472,147	$0	$0	$0	$0	$472,147	$472,147	$472,147	10.0%	$4,721,470	$0	$0	$4,721,470
2	A&P [illegible]	167,231	172,700	(2,750)	169,950	-	-	-	-	169,950	169,950	169,950	10.0%	1,699,500	-	-	1,699,500
3	[illegible]	746,399	750,234	(21,600)	728,634	-	(119,368)	(59,684)	-	609,266	668,950	728,634	10.0%	6,689,502	-	200,000	6,889,502
4	[illegible] Square	784,132	788,365	(10,050)	774,315	-	-	-	-	774,315	774,315	774,315	10.0%	7,743,150	-	950,000	[illegible]
5	[illegible] Square	2,939,120	[illegible]	(58,050)	2,939,734	-	-	-	-	2,939,734	2,939,734	2,939,734	10.0%	29,397,340	-	-	29,397,340
6	Bradford Mall	[illegible]	801,709	(43,200)	758,509	190,000	(73,109)	(36,599)	-	[illegible]	[illegible]	[illegible]	10.0%	[illegible]	-	750,000	[illegible]
7	[illegible] Park	[illegible]	1,282,256	(41,400)	1,240,856	-	(267,080)	(178,053)	(89,027)	973,776	1,062,803	1,151,829	10.0%	10,628,025	-	-	10,628,025
8	Campus Village	347,005	380,448	(3,900)	376,548	-	-	-	-	376,548	376,548	376,548	10.0%	3,765,480	-	-	3,765,480
9	[illegible] Plaza	327,403	331,246	(9,150)	322,096	-	-	-	-	322,096	322,096	322,096	10.0%	3,220,960	-	-	3,220,960
10	Country Plaza	1,140,836	1,210,481	(12,750)	1,197,741	-	(68,790)	(47,860)	(22,930)	1,128,951	1,151,881	1,174,811	10.0%	11,518,810	-	-	11,518,810
11	Country Village	[illegible]	[illegible]	(3,750)	382,665	-	-	-	-	382,665	382,665	382,665	10.0%	3,826,650	-	-	3,826,650
12	Chalfont Village	372,000	391,513	(6,500)	385,013	-	-	-	-	385,013	385,013	385,013	10.0%	3,850,130	-	-	3,850,130
13	Cherry Square	[illegible]	[illegible]	(11,250)	779,655	-	-	-	-	779,655	779,655	779,655	10.0%	7,796,550	-	-	7,796,550
14	Chesterbrook	1,364,387	1,465,815	(18,300)	1,447,515	54,083	-	-	-	1,501,196	1,501,196	1,501,196	10.0%	15,011,955	-	-	15,011,955
15	Collegeview	1,292,909	1,284,208	(17,500)	1,266,708	25,000	(71,893)	(35,941)	-	1,199,865	1,235,825	1,271,708	10.0%	12,358,251	-	400,000	12,758,251
16	Collegeville	797,289	757,162	(16,650)	740,512	-	-	-	-	740,512	740,512	740,512	10.0%	7,405,130	-	-	7,405,130
17	[illegible]	[illegible]	[illegible]	(26,750)	876,906	-	-	-	-	876,906	876,906	876,906	10.0%	8,769,060	-	-	8,769,060
18	Cross County	3,245,883	4,186,595	(39,600)	4,146,995	-	-	-	-	4,146,995	4,146,995	4,146,995	10.0%	41,469,930	-	-	41,469,930
19	[illegible]	[illegible]	296,262	(5,600)	215,182	-	-	-	-	215,182	215,182	215,182	10.0%	2,151,820	-	-	2,151,820
20	Dickson City	380,540	366,130	(7,050)	359,080	-	-	-	-	359,080	359,080	359,080	10.0%	3,590,800	-	-	3,590,800
21	[illegible]	826,129	[illegible]	(28,650)	781,165	-	(89,213)	(44,607)	-	691,952	736,558	781,165	10.0%	7,365,585	-	-	7,365,585
22	Fox Run	2,444,310	2,507,744	(43,950)	2,463,794	-	(125,837)	(63,913)	-	2,337,957	2,400,881	2,463,794	10.0%	24,008,805	-	-	24,008,805
23	[illegible]	520,883	516,698	(12,900)	503,798	10,065	-	-	-	513,294	513,294	513,294	10.0%	5,132,940	-	-	5,132,940
24	[illegible] Square	1,995,855	2,273,621	(29,250)	2,244,371	-	-	-	-	2,244,371	2,244,371	2,244,371	10.0%	22,443,710	-	-	22,443,710
25	[illegible]	[illegible]	[illegible]	(9,000)	451,530	-	-	-	-	451,530	451,530	451,530	10.0%	4,515,300	-	-	4,515,300
26	Highridge Plaza	1,319,177	1,340,856	(13,150)	1,327,606	31,000	-	-	-	1,358,606	1,358,606	1,358,606	10.0%	13,586,060	-	-	13,586,060
27	[illegible]	[illegible]	774,251	(15,750)	758,501	-	(146,638)	(73,319)	-	611,863	685,182	758,501	10.0%	6,851,821	-	-	6,851,821
28	Lakewood	2,540,345	2,667,990	(30,300)	2,637,690	25,480	(103,425)	(68,950)	(34,475)	2,559,745	2,594,220	2,628,695	10.0%	25,942,200	-	-	25,942,200
29	Magnolia	522,869	664,634	(15,750)	648,884	90,951	-	-	-	[illegible]	[illegible]	[illegible]	10.0%	[illegible]	-	-	[illegible]
30	Manchester [illegible]	481,320	530,426	(23,450)	502,976	96,525	-	-	-	599,501	599,501	599,501	10.0%	5,995,010	-	-	5,995,010
31	[illegible]	[illegible]	2,156,767	(22,050)	2,156,657	-	-	-	-	2,156,657	2,156,657	2,156,657	10.0%	21,566,570	-	-	21,566,570
32	Marlton II	229,859	1,163,860	(23,100)	1,140,760	38,198	-	-	-	1,178,958	1,178,958	1,178,958	10.0%	11,789,580	-	-	11,789,580
33	[illegible] Square	406,609	327,362	(13,950)	313,412	-	(50,061)	(25,031)	-	263,351	288,381	313,412	10.0%	2,883,815	-	300,000	3,183,815
34	Midland	301,975	285,527	(3,750)	281,777	-	-	-	-	281,777	281,777	281,777	10.0%	2,817,770	-	-	2,817,770
35	Mount Carmel	216,413	217,707	(2,250)	215,457	-	(43,200)	(21,600)	-	172,257	193,857	215,457	10.0%	1,938,570	-	-	1,938,570
36	[illegible]	462,833	465,131	(12,000)	453,131	-	-	-	-	453,131	453,131	453,131	10.0%	4,531,310	-	-	4,531,310
37	New Holland	[illegible]	275,667	(9,900)	265,767	-	(7,437)	(5,718)	-	258,330	262,049	265,767	10.0%	2,620,485	-	-	2,620,485
38	[illegible]	3,264,816	3,329,081	(26,550)	3,302,531	-	(120,814)	(60,407)	-	3,181,717	3,242,124	3,302,531	10.0%	32,421,240	-	-	32,421,240
39	North [illegible]	580,715	642,489	(8,200)	634,289	-	(22,864)	(11,432)	-	611,425	622,857	634,289	10.0%	6,228,572	-	-	6,228,572
40	North Ridge	793,313	849,626	(6,300)	843,326	-	-	-	-	843,326	843,326	843,326	10.0%	8,433,260	-	-	8,433,260
41	[illegible]	1,342,787	1,332,881	(29,250)	1,303,631	-	(142,305)	(71,152)	-	1,161,326	1,232,479	1,303,631	10.0%	12,324,787	-	-	12,324,787
42	Orange Plaza	(29,060)	42,668	(4,050)	38,618	-	-	-	-	38,618	38,618	38,618	10.0%	386,180	-	-	386,180
43	Park [illegible] - Incl. [illegible]	718,567	1,124,172	(34,050)	1,090,122	45,000	(114,986)	(57,471)	-	1,020,136	1,077,649	1,135,122	10.0%	10,776,489	-	-	10,776,489
44	Park Hills	1,865,077	1,943,624	(42,000)	1,901,624	-	-	-	-	1,901,624	1,901,624	1,901,624	10.0%	19,016,240	-	-	19,016,240
45	Park Place	[illegible]	[illegible]	(6,900)	440,060	5,175	-	-	-	445,235	445,235	445,235	10.0%	4,452,350	-	-	4,452,350
46	[illegible]	817,133	683,691	(19,050)	664,641	-	(144,303)	(72,151)	-	520,340	594,490	664,641	10.0%	5,944,903	-	250,000	6,194,903
47	[illegible]	[illegible]	[illegible]	(12,450)	899,190	-	(23,651)	(11,825)	-	875,540	887,366	899,191	10.0%	8,875,657	-	-	8,875,657
48	Plymouth	538,003	526,703	(4,500)	522,203	-	-	-	-	522,203	522,203	522,203	10.0%	5,222,030	-	-	5,222,030
49	[illegible]	[illegible]	[illegible]	(3,000)	80,460	-	-	-	-	80,460	80,460	80,460	10.0%	804,600	-	-	804,600
50	Rio Grande	1,214,000	1,272,875	(20,850)	1,252,025	-	-	-	-	1,252,025	1,252,025	1,252,025	10.0%	12,520,250	-	-	12,520,250
51	[illegible]	1,368,891	1,363,002	(33,150)	1,329,852	-	(414,850)	(246,286)	(77,475)	914,902	1,083,564	1,252,377	10.0%	10,835,642	-	-	10,835,642
52	[illegible] Square	1,133,607	1,253,164	(24,000)	1,229,164	108,917	(183,287)	(122,190)	(61,095)	1,154,794	1,215,889	1,276,984	10.0%	12,158,890	-	-	12,158,890
53	Street Road	751,196	688,725	(10,200)	678,525	35,000	-	-	-	713,525	713,525	713,525	10.0%	7,135,250	-	150,000	7,285,250
54	Summerville	271,553	297,728	(10,200)	287,528	-	(53,639)	(26,819)	-	233,889	260,710	287,528	10.0%	2,607,137	-	300,000	2,907,137
55	[illegible] Corners	1,138,009	1,129,079	(28,050)	1,100,989	-	(164,218)	(82,109)	-	936,771	1,018,881	1,100,989	10.0%	10,188,812	-	300,000	10,488,812
56	[illegible] Plaza	423,036	405,649	(13,200)	392,449	50,000	-	-	-	442,449	442,449	442,449	10.0%	4,424,490	-	-	4,424,490
57	[illegible]	467,766	377,015	(14,100)	362,915	-	(118,851)	(59,426)	-	244,064	303,489	362,915	10.0%	3,034,893	-	-	3,034,893
58	Village at [illegible]	1,465,140	1,472,099	(35,850)	1,436,249	-	(266,883)	(133,441)	-	1,169,366	1,302,808	1,436,249	10.0%	13,028,084	-	-	13,028,084
59	Village [illegible]	951,592	1,023,540	(25,800)	997,740	-	(175,765)	(86,882)	-	821,975	910,858	997,740	10.0%	9,108,577	-	-	9,108,577
60	Village Square	356,175	329,680	(2,550)	327,130	-	-	-	-	327,130	327,130	327,130	10.0%	3,271,300	-	-	3,271,300
61	Village West	1,852,000	1,858,205	(20,042)	1,838,163	-	-	-	-	1,838,163	1,838,163	1,838,163	10.0%	18,381,634	-	-	18,381,634
62	[illegible]	2,431,643	2,408,762	(44,700)	2,364,062	-	(79,841)	(39,920)	-	2,484,222	2,324,142	2,364,062	10.0%	23,241,418	-	-	23,241,418
63	[illegible]	1,079,275	1,054,057	(19,200)	1,061,857	55,964	(51,509)	(25,754)	-	1,068,312	1,094,067	1,119,821	10.0%	10,940,666	-	700,000	11,640,666
64	[illegible] - 335 [illegible] St	71,823	73,300	(1,200)	72,100	-	-	-	-	72,100	72,100	72,100	10.0%	721,000	-	3,800,000	4,521,000
65	[illegible]	467,877	467,156	(4,500)	462,656	-	-	-	-	462,656	462,656	462,656	10.0%	4,626,560	-	3,315,000	7,941,560
	Subtotal	$59,668,730	$64,991,438	($1,198,792)	$63,802,646	$859,356	($3,243,981)	($1,763,320)	($285,152)	$61,420,181	$62,898,676	$64,376,850	10.0%	$628,986,757	$0	$11,475,000	$640,459,757

Redevelopment

NO.	NAME	2003E NOI	2002K NOI	$.20 CAP. EX. RES.	ADJ. CASH FLOW	RENT UPSIDE @ 50%	ADJ. FOR RENT @ RISK HR 75% NR 30%	HR 50% NR 15%	HR 25% NR 0%	EST. NET CASH FLOW HR 75% NR 30%	HR 50% NR 15%	HR 25% NR 0%	CAP. RATE	EST. VALUE	CAP. EX	Asset/Parcel Sales	CSFB EST. VALUE
1	Barn Plaza (1)	$1,562,071	$2,457,768	($31,950)	$2,425,818	$0	($250,809)	($117,400)	$0	$2,175,010	$2,308,418	$2,425,818	10.0%	$23,084,180	($1,500,000)	$0	$21,584,180
2	Coral Hills (1)	813,637	1,007,649	(12,450)	995,239	-	(77,616)	(38,808)	-	917,623	956,431	995,239	10.0%	9,564,312	(250,000)	-	9,314,312
3	Culpeper	[illegible]	[illegible]	(19,950)	879,348	90,000	(147,516)	(87,958)	(28,378)	821,832	881,390	940,969	10.0%	8,813,896	-	-	8,813,896
4	Douglasville	1,033,609	1,237,178	(40,200)	1,196,978	-	(303,776)	(151,888)	-	893,202	1,045,090	1,196,978	10.0%	10,450,901	-	300,000	10,750,901
5	[illegible] (2)	771,340	957,624	(26,250)	931,374	-	(53,885)	(27,943)	-	877,489	903,431	931,374	10.0%	9,034,314	-	-	9,034,314
6	Hillcrest (2)	704,268	1,620,609	(33,150)	1,587,319	-	(268,860)	(134,430)	-	1,318,459	1,452,889	1,587,319	10.0%	14,528,889	-	250,000	14,778,889
7	[illegible] (1)	115,582	1,441,555	(7,650)	1,433,905	-	(392,390)	(196,195)	-	1,041,515	1,237,710	1,433,905	10.0%	12,377,098	(7,000,000)	-	5,377,098
8	[illegible] (1)	1,301,201	1,673,631	(48,450)	1,625,171	-	(50,526)	(25,262)	-	1,574,645	1,599,908	1,625,171	10.0%	15,999,080	-	500,000	16,499,080
9	Parkway Plaza I (1)	399,114	846,093	(19,950)	815,743	-	(134,272)	(67,136)	-	681,471	748,607	815,743	10.0%	7,486,069	(1,115,000)	-	6,371,069
10	Parkway Plaza II	(15,881)	-	-	-	-	-	-	-	-	-	-	10.0%	-	-	3,000,000	3,000,000
11	[illegible]	803,397	770,718	(25,050)	745,668	-	(219,180)	(109,590)	-	526,508	636,168	745,668	10.0%	6,360,979	-	150,000	6,510,979
12	[illegible] (1)	1,601,201	2,439,721	(36,750)	2,402,971	-	(251,532)	(125,766)	-	2,151,439	2,277,205	2,402,971	10.0%	22,772,052	(9,787,150)	-	12,984,902
13	[illegible] Square	37,021	-	-	-	-	-	-	-	-	-	-	10.0%	-	-	2,000,000	2,000,000
14	Valley Fair	979,211	1,188,346	(17,250)	1,170,996	110,490	-	-	-	1,281,486	1,281,486	1,281,486	10.0%	12,814,860	-	-	12,814,860
15	Valley Forge (1)	237,448	1,597,122	(26,100)	1,571,022	-	(407,902)	(203,951)	-	1,163,120	1,367,071	1,571,022	10.0%	13,670,709	(8,753,000)	-	4,917,709
16	[illegible] (1)	859,159	1,720,047	(30,300)	1,689,747	-	(275,546)	(137,773)	-	1,414,201	1,551,974	1,689,747	10.0%	15,519,738	(8,400,000)	-	7,119,738
	Subtotal	$11,813,637	$19,064,999	($372,650)	$19,492,539	$101,090	($2,919,834)	($1,422,101)	($30,370)	$16,877,066	$18,271,527	$19,665,250	10.0%	$182,713,274	($37,205,150)	$6,100,000	$151,618,124
	Grand Total	$71,482,371	$84,056,437	($1,543,242)	$83,295,185	$1,060,445	($6,097,735)	($3,185,427)	($315,530)	$78,297,966	$81,170,003	$84,042,100		$811,700,030	($37,205,150)	$17,575,000	$792,069,880

Notes:
(1) NOI represents stabilized NOI provided by [illegible] based on redevelopment plan.
(2) NOI represents stabilized NOI from 2001.

CREDIT SUISSE FIRST BOSTON
[illegible]

RENT AT RISK

NO.	NAME	OCCUPANCY @ 12/1/01	[illegible] NOI	[illegible] NOI	ECONOMIC OCCUPANCY	TENANT	ACTUAL RENT	SUBLEASE	TENANT	ACTUAL RENT	[illegible]	PENDING DEPARTURES	TENANT	ACTUAL RENT	OTHER RISKS	ACTUAL RENT	OTHER RISKS	ACTUAL RENT	OTHER RISKS	ACTUAL RENT	AFFECTED RENT (3)	RISK MOD. (4)	HIGH (5)
1	[illegible]	[illegible]	[illegible]	[illegible]	No		$0	No		$0		No		$0		$0		$0		$0	$0	$0	$0
2	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
3	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
4	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
5	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
6	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]		No				No			[illegible]	[illegible]					[illegible]	[illegible]	
7	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]		[illegible]
8	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
9	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
10	[illegible]	[illegible]	[illegible]	[illegible]	No			No				Yes	[illegible]	[illegible]							[illegible]		[illegible]
11	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
12	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
13	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
14	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
15	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
16	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
17	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
18	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
19	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
20	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
21	[illegible]	[illegible]	[illegible]	[illegible]	No			No				Yes	[illegible]	[illegible]							[illegible]	[illegible]	
22	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
23	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
24	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
25	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
26	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
27	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No									[illegible]	[illegible]	
28	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]		[illegible]
29	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
30	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
31	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
32	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
33	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No									[illegible]	[illegible]	
34	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
35	[illegible]	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	[illegible]	[illegible]	No									[illegible]	[illegible]	
36	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
37	[illegible]	[illegible]	[illegible]	[illegible]	No			No				Yes	[illegible]	[illegible]							[illegible]	[illegible]	
38	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
39	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
40	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
41	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
42	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
43	[illegible]	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	[illegible]	[illegible]	No									[illegible]	[illegible]	
44	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
45	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
46	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
47	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
48	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
49	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
50	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
51	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No			[illegible]	[illegible]					[illegible]	[illegible]	[illegible]
52	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]		[illegible]
53	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
54	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
55	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No									[illegible]	[illegible]	
56	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
57	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No									[illegible]	[illegible]	
58	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No			[illegible]	[illegible]					[illegible]	[illegible]	
59	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No									[illegible]	[illegible]	
60	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
61	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
62	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
63	[illegible]	[illegible]	[illegible]	[illegible]	No			No				Yes	[illegible]	[illegible]							[illegible]	[illegible]	
64	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
65	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
	Total		[illegible]	[illegible]			[illegible]			[illegible]				[illegible]		[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]

Redevelopment

NO.	NAME	OCCUPANCY @ 12/1/01	[illegible] NOI	[illegible] NOI	ECONOMIC OCCUPANCY	TENANT	ACTUAL RENT	SUBLEASE	TENANT	ACTUAL RENT	[illegible]	PENDING DEPARTURES	TENANT	ACTUAL RENT	OTHER RISKS	ACTUAL RENT	OTHER RISKS	ACTUAL RENT	OTHER RISKS	ACTUAL RENT	AFFECTED RENT (3)	RISK MOD. (4)	HIGH (5)
1	[illegible]	[illegible]	[illegible]	[illegible]	No		$0	No		$0		No		$0		$0	[illegible]	[illegible]		$0	[illegible]	[illegible]	
2	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
3	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				Yes	[illegible]	[illegible]	[illegible]	[illegible]					[illegible]	[illegible]	[illegible]
4	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No			[illegible]	[illegible]					[illegible]	[illegible]	
5	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
6	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
7	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
8	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
9	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
10	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
11	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No			[illegible]	[illegible]					[illegible]	[illegible]	
12	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
13	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
14	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
15	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
16	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
	Total		[illegible]	[illegible]			[illegible]			$0				[illegible]		[illegible]		[illegible]		$0	[illegible]	[illegible]	[illegible]
	Total		[illegible]	[illegible]			[illegible]			[illegible]				[illegible]		[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]

Notes
(1) [illegible]
(2) [illegible]
(3) [illegible]
(4) [illegible]
(5) [illegible]

[illegible]

CREDIT SUISSE FIRST BOSTON

[illegible]

UPSIDE POTENTIAL

Stabilized

NO.	NAME	OCCUPANCY @ 12/31/00	2001E NOI	2002E NOI	PEND. OUTPARCEL	TENANT	PROPOSED SALES PRICE	NON-PEND. OUTPARCEL	PROPOSED SALES PRICE	EXPANSION	TENANT	SF	ADD'L RENT	NEW TENANT	TENANT	SF	RENT PSF	ADD'L RENT	NEW TEN. REPLACING TEN @ Risk	TENANT	SF	TOTAL RENT	RENT @ RISK REPLACED	ADD'L RENT	TOT. ADD'L RENT
1	[illegible] Street	100.0%	[illegible]	[illegible]	No		$0	No	$0	No			$0	No			$0.00	$0	No			$0		$0	$0
2	A&P Mamaroneck	100.0%	[illegible]	[illegible]	No			No		No				No					No						
3	[illegible]	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	No				No					No						
4	[illegible] Square	100.0%	[illegible]	[illegible]	Yes		[illegible]	Yes	[illegible]	No				No					No						
5	[illegible] Square	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
6	Bradford Mall	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	No				No					Yes	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]
7	Bristol Commerce Park	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
8	[illegible] Village	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
9	[illegible] Plaza	[illegible]	[illegible]	[illegible]	No			No		No				Yes					No						
10	[illegible] Plaza	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
11	[illegible] Village	100.0%	[illegible]	[illegible]	No			No		No				No					No						
12	Chalfont Village	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
13	Cherry Square	100.0%	[illegible]	[illegible]	No			No		No				No					No						
14	[illegible]	[illegible]	[illegible]	[illegible]	No			No		No				Yes	[illegible]	[illegible]	[illegible]	[illegible]	No	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]
15	Collegetown	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	No				Yes	Ground Rent			[illegible]	No						[illegible]
16	Collegeville	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
17	County Line	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
18	[illegible]	100.0%	[illegible]	[illegible]	No			No		No				No					No						
19	Danville	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
20	Dickson City	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
21	East Main	100.0%	[illegible]	[illegible]	No			No		No				No					No						
22	Fox Run	100.0%	[illegible]	[illegible]	No			No		No				No					No				[illegible]		
23	Gilbertsville	100.0%	[illegible]	[illegible]	No			No		No				Yes	[illegible]	[illegible]	[illegible]	[illegible]	No						[illegible]
24	[illegible] Square	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
25	Harrisburg	100.0%	[illegible]	[illegible]	No			No		No				No					No						
26	Highridge Plaza	100.0%	[illegible]	[illegible]	No			No		No				Yes	Ground Rent			[illegible]	No						[illegible]
27	[illegible] Bridge	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
28	Lakewood	[illegible]	[illegible]	[illegible]	No			No		No				Yes	[illegible]	[illegible]	[illegible]	[illegible]	No						[illegible]
29	Magnolia	[illegible]	[illegible]	[illegible]	No			No		No				Yes	[illegible]	[illegible]	[illegible]	[illegible]	No						[illegible]
30	Manchester [illegible]	[illegible]	[illegible]	[illegible]	No			No		No				Yes	[illegible]	[illegible]	[illegible]	[illegible]	No						[illegible]
31	Marlton I	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
32	Marlton II	[illegible]	[illegible]	[illegible]	No			No		No				Yes	[illegible]	[illegible]	[illegible]	[illegible]	No						[illegible]
33	Meeting Square	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	No				No					No						
34	Milford	100.0%	[illegible]	[illegible]	No			No		No				No					No						
35	Mount Carmel	100.0%	[illegible]	[illegible]	No			No		No				No					No						
36	[illegible]	100.0%	[illegible]	[illegible]	No			No		No				No					No						
37	New Holland	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
38	[illegible]	[illegible]	[illegible]	[illegible]	No			No		No				No					No				[illegible]		
39	North Penn	100.0%	[illegible]	[illegible]	No			No		No				No					No						
40	North Ridge	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
41	Northeast	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
42	Orange Plaza	100.0%	[illegible]	[illegible]	No			No		No				No					No						
43	Park Centre - [illegible]	100.0%	[illegible]	[illegible]	No			No		No				Yes	[illegible]	[illegible]	[illegible]	[illegible]	No						[illegible]
44	Park Hills	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
45	Park Plaza	[illegible]	[illegible]	[illegible]	No			No		No				Yes	[illegible]	[illegible]	[illegible]	[illegible]	No						[illegible]
46	Parkway	100.0%	[illegible]	[illegible]	No			Yes	[illegible]	No				No					No						
47	Pilgrim	100.0%	[illegible]	[illegible]	No			No		No				No					No						
48	Plymouth	100.0%	[illegible]	[illegible]	No			No		No				No					No						
49	Port Washington	100.0%	[illegible]	[illegible]	No			No		No				No					No						
50	[illegible]	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
51	Southside	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
52	Stratford Square	[illegible]	[illegible]	[illegible]	No			No		No				Yes	[illegible]			[illegible]	Yes	[illegible]	[illegible]			[illegible]	[illegible]
53	[illegible] Road	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	No				Yes	[illegible]	[illegible]	[illegible]	[illegible]	No						[illegible]
54	Summit[illegible]	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	No				No					No						
55	[illegible] Corners	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	No				No					No						
56	[illegible] Plaza	[illegible]	[illegible]	[illegible]	No			No		No				Yes	[illegible]	[illegible]	[illegible]	[illegible]	No						[illegible]
57	[illegible]	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
58	Village at [illegible]	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
59	Village Oaks	100.0%	[illegible]	[illegible]	No			No		No				No					No						
60	Village Square	100.0%	[illegible]	[illegible]	No			No		No				No					No						
61	Village West	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
62	Whitehall	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
63	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No		Yes	[illegible]	[illegible]	[illegible]	No					Yes	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
64	Wilkes-Barre - [illegible]	100.0%	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No		No				No					No						
65	[illegible]	100.0%	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No		No				No					No						
	Subtotal	[illegible]	[illegible]	[illegible]			[illegible]		[illegible]			[illegible]	[illegible]			[illegible]		[illegible]			[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

Redevelopment

NO.	NAME	OCCUPANCY @ 12/31/00	2001E NOI	2002E NOI	PEND. OUTPARCEL	TENANT	PROPOSED SALES PRICE	NON-PEND. OUTPARCEL	PROPOSED SALES PRICE	EXPANSION	TENANT	SF	ADD'L RENT	NEW TENANT	TENANT	SF	RENT PSF	ADD'L RENT	NEW TEN. REPLACING TEN @ Risk	TENANT	SF	TOTAL RENT	RENT @ RISK REPLACED	ADD'L RENT	TOT. ADD'L RENT
1	Barn Plaza (1)	[illegible]	[illegible]	[illegible]	No		$0	No	$0	No			$0	No			$0.00	$0	No			$0		$0	$0
2	[illegible] (1)	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
3	Culpeper	[illegible]	[illegible]	[illegible]	No			No		Yes	Ground Lease		[illegible]	Yes	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	[illegible]	[illegible]		[illegible]
4	Douglasville	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	No				No					No						
5	[illegible] (2)	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
6	[illegible] (2)	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	No				No					No						
7	[illegible] (1)	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
8	[illegible] (1)	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	No				No					No						
9	Parkway Plaza I (1)	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
10	Parkway Plaza II	[illegible]	[illegible]		No		[illegible]	No		No				No					No						
11	[illegible]	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	No				No					No						
12	[illegible] (1)	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
13	[illegible] Square	[illegible]	[illegible]		No		[illegible]	No		No				No					No						
14	Valley Fair	100.0%	[illegible]	[illegible]	No			No		No				Yes	[illegible]	[illegible]	[illegible]	[illegible]	No						[illegible]
15	Valley Forge (1)	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
16	[illegible] (1)	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
	Subtotal		[illegible]	[illegible]			[illegible]		[illegible]				[illegible]			[illegible]		[illegible]			[illegible]	[illegible]	[illegible]	$0	[illegible]
	Grand Total		[illegible]	[illegible]			[illegible]		[illegible]			[illegible]	[illegible]			[illegible]		[illegible]			[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

Notes
(1) NOI represents stabilized NOI provided by [illegible] based on redevelopment plan.
(2) NOI represents stabilized NOI from 2003.

EXHIBIT C - SITE INSPECTION REPORTS

Century Village
100 Century Boulevard
West Palm Beach, FL 33417



Key Statistics	
2002E NOI	$386,415
Occupancy	100%
GLA	25,000 SF
Land	9.69 Acres
Parking Spaces	103
Number of Stores	4

Century village is a 100% occupied, 25,000 SF GLA, property located within the gated community of Century Village. The building's main tenant is Sinai Medical Center. The facility also contains a rehabilitation center as well as the community's real estate office and Kenya's administration office. The building is in extremely good condition with the exception of repairs that could be made to the rear of the building. The parking lot is in excellent shape. The property has no visible signage from the road, however, it is not necessary as it is located within a gated elderly residential community. The tenants are appropriate for the location of the building.

SITE INSPECTION CHECKLIST

PROJECT NAME:	Century Village 100 Century Boulevard West Palm Beach, FL 33417	DATE OF INSPECTION: INSPECTED BY:	12/28/01 CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [x] Office [ ] Retail [ ] Industrial [ ] Hotel [ ] Other
[ ] Anchored
[x] Unanchored

Location: [ ] City [ ] Urban [x] Suburban [ ] Rural

Location Description:
[ ] Controlled corner of two major thoroughfares
[ ] Dead End Street, property located at end of
[ ] Uncontrolled corner of two major thoroughfares
[x] Pad location
[ ] Corner of Main thoroughfare and an arterial
[ ] Not on a corner (in-line, pad, site, etc.)
[ ] Shopping Center

Access: [x] Intersection [ ] Freeway [ ] Public Transit [ ] None of the aforementioned

Supply: [ ] In Demand [x] In Good Balance [ ] Potential Problem

Traffic Volume: [ ] High [ ] Medium [x] Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	[ ]	[x]
Any new construction evident?	[ ]	[x]

List competitors within a five-block area for urban locations or a ½ mile in other areas.

1. Not Applicable. Office space located within a gated community.
2.
3.
4.
5.

How does the property compare to the competitors?

[ ] Better [ ] Above Average [x] Average [ ] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[x] Proximity [ ] Condition [ ] Amenities [ ] Other (Please describe below)

If proximity, the property is located within a gated community.

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility			x
Location			x
Visibility			x
Parking	x		

Check One:	Excellent	Good	Average	Poor	NA
Landscaping					
Facilities		x			
Lighting					x
Security			x		
Physical Appearance		x			
Construction Quality		x			
Exterior Condition		x			
Neighborhood Appeal		x			

Century Village
100 Century Boulevard
West Palm Beach, FL 33417





Century Village
100 Century Boulevard
West Palm Beach, FL 33417





Hillcrest Mall
755 Memorial Parkway
Phillipsburg, NJ 08865



Key Statistics	
2002E NOI	$865,361
Occupancy	60.1%
GLA	221,000 SF
Land	18 Acres
Parking Spaces	1,400
Number of Stores	27

Hillcrest Mall is a 60.1% occupied, 221,000 SF GLA, property located at an intersection on Route 22. The property is anchored by Staples (24,600 sf) and Big Lots (24,600 sf) and has other major tenants including Eckerd Drug. The center has ~~a large amount of hard to lease vacant space (space with no frontage~~ ~~(**please help with verbiage**)~~). The exterior of the center is in poor physical shape and needs capex to façade, which is worn and discolored. ~~The parking lot is in good condition.~~

SITE INSPECTION CHECKLIST

PROJECT NAME: Hillcrest Mall
755 Memorial Parkway
Phillipsburg, NJ 08865

DATE OF INSPECTION: 12/18/01
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [ ] Office [x] Retail [ ] Industrial [ ] Hotel [ ] Other
[x] Anchored
[ ] Unanchored

Location: [ ] City [ ] Urban [x] Suburban [ ] Rural

Location Description:
[ ] Controlled corner of two major thoroughfares
[ ] Dead End Street, property located at end of
[ ] Uncontrolled corner of two major thoroughfares
[ ] Pad location
[x] Corner of Main thoroughfare and an arterial
[ ] Not on a corner (in-line, pad, site, etc.)
[ ] Shopping Center

Access: [x] Intersection [ ] Freeway [ ] Public Transit [ ] None of the aforementioned

Supply: [ ] In Demand [x] In Good Balance [ ] Potential Problem

Traffic Volume: [x] High [ ] Medium [ ] Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	[ ]	[x]
Any new construction evident?	[ ]	[x]

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

[ ] Better [ ] Above Average [ ] Average [x] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[ ] Proximity [x] Condition [ ] Amenities [ ] Other (Please describe below)

If proximity, the property is located near ____________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility	x		
Location	x		
Visibility	x		
Parking	x		

Check One:	Excellent	Good	Average	Poor	NA
Landscaping			x		
Facilities				x	
Lighting		x			
Security			x		
Physical Appearance				x	
Construction Quality			x		
Exterior Condition				x	
Neighborhood Appeal		x			

Hillcrest Mall
755 Memorial Parkway
Phillipsburg, NJ 08865




NAILS
STAPLES

Hillcrest Mall
755 Memorial Parkway
Phillipsburg, NJ 08865


HILLCREST MALL
STAPLES
VISTA BANK


STAPLES

Bethlehem Square
3926 Linden Street
Bethlehem, PA 18020



KARATE
Tinder Box
Jewelers

Key Statistics	
2002E NOI	$2,997,784
Occupancy	77.8%
GLA	387,000 SF
Land	48 Acres
Parking Spaces	1,987
Number of Stores	25

Bethlehem Square is a 77.8% occupied, 387,000 SF GLA, property located on Nazareth Turnpike near the intersection of Route 22. The property is well located on a busy road, with good large visible signage and a traffic light at the center's enterance. The property, which has a 1980's façade, is anchored by Home Depot (130,909 sf), Shop Rite (56,806 sf) and TJ Max (43,250 sf). The Home Depot appears to be expanding and there is a lease pending for an 85,899 sf space which would increase occupancy to 100%. The center is in generally excellent condition and is well maintained. The property needs some capex as bricks on the façade have mineral stains and some areas of the parking lot need repaving. The property is a major property for the area. There is a Big Kmart across the street from the center.

SITE INSPECTION CHECKLIST

PROJECT NAME: Bethlehem Square
3926 Linden Street
Bethlehem, PA 18020

DATE OF INSPECTION: 12/19/01
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [ ] Office [x] Retail [ ] Industrial [ ] Hotel [ ] Other
[x] Anchored
[ ] Unanchored

Location: [ ] City [ ] Urban [ ] Suburban [ ] Rural

Location Description:
[ ] Controlled corner of two major thoroughfares
[ ] Dead End Street, property located at end of
[ ] Uncontrolled corner of two major thoroughfares
[ ] Pad location
[x] Corner of Main thoroughfare and an arterial
[ ] Not on a corner (in-line, pad, site, etc.)
[ ] Shopping Center

Access: [x] Intersection [ ] Freeway [ ] Public Transit [ ] None of the aforementioned

Supply: [ ] In Demand [x] In Good Balance [ ] Potential Problem

Traffic Volume: [x] High [ ] Medium [ ] Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	[ ]	[x]
Any new construction evident?	[x]	[ ]

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1. Big KMart across the street
2.
3.
4.
5.

How does the property compare to the competitors?

[x] Better [ ] Above Average [ ] Average [ ] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[ ] Proximity [x] Condition [x] Amenities [ ] Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility	x		
Location	x		
Visibility	x		
Parking	x		

Check One:	Excellent	Good	Average	Poor	NA
Landscaping		x			
Facilities		x			
Lighting		x			
Security		x			
Physical Appearance		x			
Construction Quality	x				
Exterior Condition			x		
Neighborhood Appeal		x			

Bethlehem Square
3926 Linden Street
Bethlehem, PA 18020


BURGER KING



Bethlehem Square
3926 Linden Street
Bethlehem, PA 18020


TOY WORKS



Whitehall Square
2180 MacArthur Road
Whitehall, PA 18052



Key Statistics	
2002E NOI	$2,608,762
Occupancy	99.4%
GLA	298,000 SF
Land	30.4 Acres
Parking Spaces	1,265
Number of Stores	21

Whitehall Square is a 99.4% occupied, 298,000 SF GLA, property located at an intersection on Route 145. The property is anchored by The Sports Authority (49,360 sf) and Raymour & Flanigan Furniture (54,717 sf) and has other major tenants including Today's Man, Ross Dress for Less, Phar-Mor Drugs and Kids "R" Us. There is a NBT Tire on an outparcel. This is a solid B property which is a destination shopping center located in a working class area with many free standing stores and unanchored strip malls. The property has poor signage from the road which is hard to see from any distance. The tire store that is on a pad in front of the center also blocks visibility of the center. The façade of the building, which is o: the 1980's style, is in generally good condition except for some mineral stains on the bricks. The sidewalk and parking lot are in good condition and have adequate lighting. The landscaping is also in good condition. Half a mile down the road are two new shopping centers with a Giant, Barnes n Noble and a Shop Rite and Burlington Coat Factory.

SITE INSPECTION CHECKLIST

PROJECT NAME: Whitehall Square
2180 MacArthur Road
Whitehall, PA 18052

DATE OF INSPECTION: 12/18/01
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [ ] Office [x] Retail [ ] Industrial [ ] Hotel [ ] Other
[x] Anchored
[ ] Unanchored

Location: [ ] City [ ] Urban [x] Suburban [ ] Rural

Location Description:
[ ] Controlled corner of two major thoroughfares
[ ] Dead End Street, property located at end of
[ ] Uncontrolled corner of two major thoroughfares
[ ] Pad location
[ ] Corner of Main thoroughfare and an arterial
[x] Not on a corner (in-line, pad, site, etc.)
[ ] Shopping Center

Access: [ ] Intersection [ ] Freeway [ ] Public Transit [x] None of the aforementioned

Supply: [ ] In Demand [x] In Good Balance [ ] Potential Problem

Traffic Volume: [x] High [ ] Medium [ ] Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	[ ]	[x]
Any new construction evident?	[ ]	[x]

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1. Giant Barnes & Noble
2. Shop Rite
3. Burlington Coat Factory
4.
5.

How does the property compare to the competitors?

[x] Better [ ] Above Average [ ] Average [ ] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[ ] Proximity [ ] Condition [x] Amenities [ ] Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility		x	
Location		x	
Visibility			x
Parking	x		

Check One:	Excellent	Good	Average	Poor	NA
Landscaping		x			
Facilities		x			
Lighting		x			
Security		x			
Physical Appearance			x		
Construction Quality		x			
Exterior Condition		x			
Neighborhood Appeal		x			

Whitehall Square
2180 MacArthur Road
Whitehall, PA 18052


ROSS
DRESS FOR LESS



Whitehall Square
2180 MacArthur Road
Whitehall, PA 18052


DOLLAR TREE
FURNITURE



MacArthur Road Plaza
2126 MacArthur Road
Whitehall, PA 18052



Key Statistics	
2002E NOI	$87,236
Occupancy	55.9%
GLA	51,000 SF
Land	4.7 Acres
Parking Spaces	238
Number of Stores	7

MacArthur Road Plaza is a 55.9% occupied, 51,000 SF GLA, property that is located next to Whitehall Square. Kenya plans to connect this center with Whitehall Square. The property is anchored by Frank's Nursery (15,000 sf). The center is in poor physical shape and needs capital improvements to the façade which is worn. The parking lot, which has inadequate lighting, needs to be repaved.

SITE INSPECTION CHECKLIST

PROJECT NAME: MacArthur Road Plaza
2126 MacArthur Road
Whitehall, PA 18052

DATE OF INSPECTION: 12/18/01
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [ ] Office [x] Retail [ ] Industrial [ ] Hotel [ ] Other
[x] Anchored
[ ] Unanchored

Location: [ ] City [ ] Urban [x] Suburban [ ] Rural

Location Description:
[x] Controlled corner of two major thoroughfares
[ ] Dead End Street, property located at end of
[ ] Uncontrolled corner of two major thoroughfares
[ ] Pad location
[ ] Corner of Main thoroughfare and an arterial
[ ] Not on a corner (in-line, pad, site, etc.)
[ ] Shopping Center

Access: [x] Intersection [ ] Freeway [ ] Public Transit [ ] None of the aforementioned

Supply: [ ] In Demand [x] In Good Balance [ ] Potential Problem

Traffic Volume: [x] High [ ] Medium [ ] Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	[x]	[ ]
Any new construction evident?	[ ]	[x]

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

[ ] Better [ ] Above Average [ ] Average [x] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[ ] Proximity [x] Condition [ ] Amenities [ ] Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility	x		
Location	x		
Visibility	x		
Parking			x

Check One:	Excellent	Good	Average	Poor	NA
Landscaping				x	
Facilities				x	
Lighting				x	
Security				x	
Physical Appearance				x	
Construction Quality			x		
Exterior Condition				x	
Neighborhood Appeal		x			

MacArthur Road Plaza
2126 MacArthur Road
Whitehall, PA 18052





MacArthur Road Plaza
2126 MacArthur Road
Whitehall, PA 18052


FRANKS

Cherry Square
2412-2444 Cherryville Road
Northampton, PA 18067



Key Statistics	
2002E NOI	$750,705
Occupancy	100%
GLA	75,000 SF
Land	7.3 Acres
Parking Spaces	354
Number of Stores	10

Cherry Square is a 100% occupied, 75,000 SF GLA, property which is well located on Main Street. The property is anchored by Redner's Market (52,170 sf) and has major tenants which include Family Dollar and National Auto Stores. The property is in good condition and is well maintained and clean. Redner's Market is located to the side of the center and on a different grade. The strip part of the mall, the side without the Redner's Market, appeared to be extremely quiet.

SITE INSPECTION CHECKLIST

PROJECT NAME: Cherry Square
2412-2444 Cherryville Road
Northampton, PA 18067

DATE OF INSPECTION:
INSPECTED BY:

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [ ] Office [x] Retail [ ] Industrial [ ] Hotel [ ] Other
[x] Anchored
[ ] Unanchored

Location: [ ] City [ ] Urban [ ] Suburban [x] Rural

Location Description:
[ ] Controlled corner of two major thoroughfares
[ ] Dead End Street, property located at end of
[ ] Uncontrolled corner of two major thoroughfares
[ ] Pad location
[ ] Corner of Main thoroughfare and an arterial
[x] Not on a corner (in-line, pad, site, etc.)
[ ] Shopping Center

Access: [ ] Intersection [ ] Freeway [ ] Public Transit [x] None of the aforementioned

Supply: [ ] In Demand [ ] In Good Balance [x] Potential Problem

Traffic Volume: [ ] High [ ] Medium [x] Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	[ ]	[x]
Any new construction evident?	[ ]	[x]

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

[ ] Better [ ] Above Average [x] Average [ ] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[ ] Proximity [ ] Condition [x] Amenities [ ] Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility		x	
Location			x
Visibility		x	
Parking	x		

Check One:	Excellent	Good	Average	Poor	NA
Landscaping		x			
Facilities		x			
Lighting		x			
Security		x			
Physical Appearance		x			
Construction Quality		x			
Exterior Condition		x			
Neighborhood Appeal		x			

Cherry Square
2412-2444 Cherryville Road
Northampton, PA 18067





Cherry Square
2412-2444 Cherryville Road
Northampton, PA 18067


BOX OFFICE
VIDEO II
HOLIDAY



Century Plaza Shopping Center
1800-1898 West Hillsboro Boulevard
Deerfield Beach, FL 33442



Key Statistics	
2002E NOI	$1,210,491
Occupancy	99%
GLA	85,000 SF
Land	9.67 Acres
Parking Spaces	552
Number of Stores	44

Century Plaza is a 99% occupied, 85,000 SF GLA, property located at the intersection of two major roads and adjacent to an 8,500 unit adult condominium community which has direct access to the center. The Center's major tenants are Broward County Library and Washington Mutual Bank (which has recently vacated). The Center caters to the needs of the condominium community and is occupied by tenants who provide complimentary services to the community (i.e. banks and medical offices). The Center has excellent signage from the road and has entrances on both major roads. The. The facility is in relatively good condition, although it needs to be re-landscaped. The parking is in good shape and has excellent lighting. Washington Mutual, one of the largest tenants (5,190 sf) has recently vacated the premises leaving a prominent vacancy. There is a Boston Market that is on a pad in front of the center. The property is flanked by other shopping centers including one across the street that is anchored by Eckerd and CompUSA.

SITE INSPECTION CHECKLIST

PROJECT NAME: Century Plaza Shopping Center
1800-1898 West Hillsboro Boulevard
Deerfield Beach, FL 33442

DATE OF INSPECTION: 12/28/01
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [ ] Office [x] Retail [ ] Industrial [ ] Hotel [ ] Other
[x] Anchored
[ ] Unanchored

Location: [ ] City [ ] Urban [x] Suburban [ ] Rural

Location Description:
[ ] Controlled corner of two major thoroughfares
[ ] Dead End Street, property located at end of
[ ] Uncontrolled corner of two major thoroughfares
[ ] Pad location
[x] Corner of Main thoroughfare and an arterial
[ ] Not on a corner (in-line, pad, site, etc.)
[ ] Shopping Center

Access: [x] Intersection [ ] Freeway [ ] Public Transit [ ] None of the aforementioned

Supply: [ ] In Demand [x] In Good Balance [ ] Potential Problem

Traffic Volume: [x] High [ ] Medium [ ] Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	[ ]	[x]
Any new construction evident?	[ ]	[x]

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1. Eckerd
2. CompUSA
3.
4.
5.

How does the property compare to the competitors?

[ ] Better [ ] Above Average [x] Average [ ] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[ ] Proximity [ ] Condition [x] Amenities [ ] Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility	x		
Location	x		
Visibility		x	
Parking		x	

Check One:	Excellent	Good	Average	Poor	NA
Landscaping			x		
Facilities		x			
Lighting		x			
Security		x			
Physical Appearance			x		
Construction Quality		x			
Exterior Condition			x		
Neighborhood Appeal		x			

Century Plaza Shopping Center
1800-1898 West Hillsboro Boulevard
Deerfield Beach, FL 33442


Century Plaza
SHOPPING CENTER
1800



Century Plaza Shopping Center
1800-1898 West Hillsboro Boulevard
Deerfield Beach, FL 33442





A&P Mamaroneck
805 Mamaroneck Avenue
Mamaroneck, NY 10543


FOOD MARKET

Key Statistics	
2002E NOI	$173,700
Occupancy	100.0%
GLA	25,000 SF
Land	NA
Parking Spaces	NA
Number of Stores	1

SITE INSPECTION CHECKLIST

PROJECT NAME: A&P Mamaroneck
805 Mamaroneck Avenue
Mamaroneck, NY 10543

DATE OF INSPECTION: 1/8/02
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: ☐ Multifamily ☐ Office ☐ Retail ☐ Industrial ☐ Hotel ☐ Other
☐ Anchored
☐ Unanchored

Location: ☐ City ☐ Urban ☐ Suburban ☐ Rural

Location Description:
☐ Controlled corner of two major thoroughfares
☐ Dead End Street, property located at end of
☐ Uncontrolled corner of two major thoroughfares
☐ Pad location
☐ Corner of Main thoroughfare and an arterial
☐ Not on a corner (in-line, pad, site, etc.)
☐ Shopping Center

Access: ☐ Intersection ☐ Freeway ☐ Public Transit ☐ None of the aforementioned

Supply: ☐ In Demand ☐ In Good Balance ☐ Potential Problem

Traffic Volume: ☐ High ☐ Medium ☐ Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	☐	☐
Any new construction evident?	☐	☐

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

☐ Better ☐ Above Average ☐ Average ☐ Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

☐ Proximity ☐ Condition ☐ Amenities ☐ Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility			
Location			
Visibility			
Parking			

Check One:	Excellent	Good	Average	Poor	NA
Landscaping					
Facilities					
Lighting					
Security					
Physical Appearance					
Construction Quality					
Exterior Condition					
Neighborhood Appeal					

A&P Mamaroneck
805 Mamaroneck Avenue
Mamaroneck, NY 10543





A&P Mamaroneck
805 Mamaroneck Avenue
Mamaroneck, NY 10543

Highride Plaza
1784 Central Park Avenue
Yonkers, NY 10701


HIGHRIDGE
PLAZA
Pathmark

Key Statistics	
2002E NOI	$1,340,956
Occupancy	100.0%
GLA	89,000 SF
Land	8.9 Acres
Parking Spaces	484
Number of Stores	27

SITE INSPECTION CHECKLIST

PROJECT NAME: Highridge Plaza
1784 Central Park Avenue
Yonkers, NY 10701

DATE OF INSPECTION: 1/8/02
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: ☐ Multifamily ☐ Office ☐ Retail ☐ Industrial ☐ Hotel ☐ Other
☐ Anchored
☐ Unanchored

Location: ☐ City ☐ Urban ☐ Suburban ☐ Rural

Location Description:
☐ Controlled corner of two major thoroughfares
☐ Dead End Street, property located at end of
☐ Uncontrolled corner of two major thoroughfares
☐ Pad location
☐ Corner of Main thoroughfare and an arterial
☐ Not on a corner (in-line, pad, site, etc.)
☐ Shopping Center

Access: ☐ Intersection ☐ Freeway ☐ Public Transit ☐ None of the aforementioned

Supply: ☐ In Demand ☐ In Good Balance ☐ Potential Problem

Traffic Volume: ☐ High ☐ Medium ☐ Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	☐	☐
Any new construction evident?	☐	☐

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

☐ Better ☐ Above Average ☐ Average ☐ Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

☐ Proximity ☐ Condition ☐ Amenities ☐ Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility			
Location			
Visibility			
Parking			

Check One:	Excellent	Good	Average	Poor	NA
Landscaping					
Facilities					
Lighting					
Security					
Physical Appearance					
Construction Quality					
Exterior Condition					
Neighborhood Appeal					

Highride Plaza
1784 Central Park Avenue
Yonkers, NY 10701

Highride Plaza
1784 Central Park Avenue
Yonkers, NY 10701

The Mall at Cross County
750 Central Park Avenue
Yonkers, NY 10704



Key Statistics	
2002E NOI	$4,186,593
Occupancy	100.0%
GLA	264,000 SF
Land	10.1 Acres
Parking Spaces	1,500
Number of Stores	20

SITE INSPECTION CHECKLIST

PROJECT NAME: The Mall at Cross County
750 Central Park Avenue
Yonkers, NY 10704

DATE OF INSPECTION: 1/8/02
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: ☐ Multifamily ☐ Office ☐ Retail ☐ Industrial ☐ Hotel ☐ Other
☐ Anchored
☐ Unanchored

Location: ☐ City ☐ Urban ☐ Suburban ☐ Rural

Location Description:
☐ Controlled corner of two major thoroughfares
☐ Dead End Street, property located at end of
☐ Uncontrolled corner of two major thoroughfares
☐ Pad location
☐ Corner of Main thoroughfare and an arterial
☐ Not on a corner (in-line, pad, site, etc.)
☐ Shopping Center

Access: ☐ Intersection ☐ Freeway ☐ Public Transit ☐ None of the aforementioned

Supply: ☐ In Demand ☐ In Good Balance ☐ Potential Problem

Traffic Volume: ☐ High ☐ Medium ☐ Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	☐	☐
Any new construction evident?	☐	☐

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

☐ Better ☐ Above Average ☐ Average ☐ Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

☐ Proximity ☐ Condition ☐ Amenities ☐ Other (Please describe below)

If proximity, the property is located near ________________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility			
Location			
Visibility			
Parking			

Check One:	Excellent	Good	Average	Poor	NA
Landscaping					
Facilities					
Lighting					
Security					
Physical Appearance					
Construction Quality					
Exterior Condition					
Neighborhood Appeal					

The Mall at Cross County
750 Central Park Avenue
Yonkers, NY 10704





The Mall at Cross County
750 Central Park Avenue
Yonkers, NY 10704





North Ridge
77 Quaker Ridge Road
New Rochelle, NY 10804



Key Statistics	
2002E NOI	$849,626
Occupancy	98.6%
GLA	42,000 SF
Land	2.8 Acres
Parking Spaces	182
Number of Stores	29 (20 Office)

SITE INSPECTION CHECKLIST

PROJECT NAME:	North Ridge 77 Quaker Ridge Road New Rochelle, NY 10804	DATE OF INSPECTION: INSPECTED BY:	1/8/02 CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: ☐ Multifamily ☐ Office ☐ Retail ☐ Industrial ☐ Hotel ☐ Other
☐ Anchored
☐ Unanchored

Location: ☐ City ☐ Urban ☐ Suburban ☐ Rural

Location Description:
☐ Controlled corner of two major thoroughfares
☐ Dead End Street, property located at end of
☐ Uncontrolled corner of two major thoroughfares
☐ Pad location
☐ Corner of Main thoroughfare and an arterial
☐ Not on a corner (in-line, pad, site, etc.)
☐ Shopping Center

Access: ☐ Intersection ☐ Freeway ☐ Public Transit ☐ None of the aforementioned

Supply: ☐ In Demand ☐ In Good Balance ☐ Potential Problem

Traffic Volume: ☐ High ☐ Medium ☐ Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	☐	☐
Any new construction evident?	☐	☐

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

☐ Better ☐ Above Average ☐ Average ☐ Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

☐ Proximity ☐ Condition ☐ Amenities ☐ Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility			
Location			
Visibility			
Parking			

Check One:	Excellent	Good	Average	Poor	NA
Landscaping					
Facilities					
Lighting					
Security					
Physical Appearance					
Construction Quality					
Exterior Condition					
Neighborhood Appeal					

North Ridge
77 Quaker Ridge Road
New Rochelle, NY 10804

North Ridge
77 Quaker Ridge Road
New Rochelle, NY 10804

Village Square
1262 Boston Port Road
Larchmont, NY 10538

Key Statistics	
2002E NOI	$329,680
Occupancy	100.0%
GLA	17,000 SF
Land	1
Parking Spaces	
Number of Stores	

SITE INSPECTION CHECKLIST

PROJECT NAME: Village Square
1262 Boston Port Road
Larchmont, NY 10538

DATE OF INSPECTION: 1/8/02
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: ☐ Multifamily ☐ Office ☐ Retail ☐ Industrial ☐ Hotel ☐ Other
☐ Anchored
☐ Unanchored

Location: ☐ City ☐ Urban ☐ Suburban ☐ Rural

Location Description:
☐ Controlled corner of two major thoroughfares
☐ Dead End Street, property located at end of
☐ Uncontrolled corner of two major thoroughfares
☐ Pad location
☐ Corner of Main thoroughfare and an arterial
☐ Not on a corner (in-line, pad, site, etc.)
☐ Shopping Center

Access: ☐ Intersection ☐ Freeway ☐ Public Transit ☐ None of the aforementioned

Supply: ☐ In Demand ☐ In Good Balance ☐ Potential Problem

Traffic Volume: ☐ High ☐ Medium ☐ Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	☐	☐
Any new construction evident?	☐	☐

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

☐ Better ☐ Above Average ☐ Average ☐ Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

☐ Proximity ☐ Condition ☐ Amenities ☐ Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility			
Location			
Visibility			
Parking			

Check One:	Excellent	Good	Average	Poor	NA
Landscaping					
Facilities					
Lighting					
Security					
Physical Appearance					
Construction Quality					
Exterior Condition					
Neighborhood Appeal					

Village Square
1262 Boston Port Road
Larchmont, NY 10538

Village Square
1262 Boston Port Road
Larchmont, NY 10538

Suburban Plaza
1700 Nottingham Way
Hamilton Township, NJ 08690



Key Statistics

2002E NOI	$711.663
Occupancy	50.3%
GLA	245.000 SF
Land	23.2 Acres
Parking Spaces	1.205
Number of Stores	23

Suburban Plaza is a 50.3% occupied. 245.000 SF GLA. property located on a 4-lane artery (Route 33) less than a half-mile from an exit/enterance to Interstate 295. The property, which has a 1970's style façade. is currently anchored by a Shop Rite (33.750 sf). but the main anchor space located in the center of the property (119.935 sf) is vacant. The majority of the center is filled with low end tenants. The property also has outparcels which include Burger King. Payless ShoeSource and Hollywood Video. The property is in need of capital improvements to the signage for the Shop Rite which is damaged and hard to read and the landscaping which is marred by worn grass. The parking lot is in good condition and has adequate lighting. The property is flanked by low-budget free-standing retail and non-anchored strip malls.

SITE INSPECTION CHECKLIST

PROJECT NAME: Suburban Plaza
1700 Nottingham Way
Hamilton Township, NJ 08690

DATE OF INSPECTION: 12/18/01
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [ ] Office [x] Retail [ ] Industrial [ ] Hotel [ ] Other
[x] Anchored
[ ] Unanchored

Location: [ ] City [ ] Urban [x] Suburban [ ] Rural

Location Description:
[ ] Controlled corner of two major thoroughfares
[ ] Dead End Street, property located at end of
[ ] Uncontrolled corner of two major thoroughfares
[ ] Pad location
[ ] Corner of Main thoroughfare and an arterial
[x] Not on a corner (in-line, pad, site, etc.)
[ ] Shopping Center

Access: [x] Intersection [ ] Freeway [ ] Public Transit [ ] None of the aforementioned

Supply: [ ] In Demand [x] In Good Balance [ ] Potential Problem

Traffic Volume: [x] High [ ] Medium [ ] Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	x	
Any new construction evident?		x

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1. The property is surrounded by low-budget free-standing retail and non-anchored strip malls.
2.
3.
4.
5.

How does the property compare to the competitors?

[x] Better [ ] Above Average [ ] Average [ ] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[ ] Proximity [ ] Condition [ ] Amenities [x] Other (Please describe below)
The competition is non-anchored centers

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility	x		
Location	x		
Visibility	x		
Parking	x		

Check One:	Excellent	Good	Average	Poor	NA
Landscaping		x			
Facilities		x			
Lighting		x			
Security		x			
Physical Appearance		x			
Construction Quality		x			
Exterior Condition		x			
Neighborhood Appeal		x			

Lakewood Plaza
1700 Madison Avenue
Lakewood, NJ 08701


ShopRite

Key Statistics

2002E NOI	$2.667.990
Occupancy	97.5%
GLA	202.000 SF
Land	22 Acres
Parking Spaces	772
Number of Stores	38

Lakewood Plaza is a 97.5% occupied. 202.000 SF GLA. property located at the intersection of Route 9. The center is anchored by a Shop Rite (76.577 sf) and also has an auto repair shop (R&S). The property is a Class B shopping center with Class C office space. Additionally. there is a Payless ShoeSource on a pad in the front of the center. The signage from the road is of Judaica Plaza. not Lakewood. The property is in fair condition and is in need of capex to the façade of the building which is deteriorating and the Shop Rite sign is faded. The parking lot is also in need of capital improvements. The Center has potential environmental issues because one of its tenants is an auto repair shop.

SITE INSPECTION CHECKLIST

PROJECT NAME: Lakewood Plaza
1700 Madison Avenue
Lakewood, NJ 08701

DATE OF INSPECTION: 12/18/01
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [x] Office [x] Retail [ ] Industrial [ ] Hotel [ ] Other
[x] Anchored
[ ] Unanchored

Location: [ ] City [ ] Urban [x] Suburban [ ] Rural

Location Description:
- [ ] Controlled corner of two major thoroughfares
- [ ] Dead End Street, property located at end of
- [ ] Uncontrolled corner of two major thoroughfares
- [ ] Pad location
- [x] Corner of Main thoroughfare and an arterial
- [ ] Not on a corner (in-line, pad, site, etc.)
- [ ] Shopping Center

Access: [x] Intersection [ ] Freeway [ ] Public Transit [ ] None of the aforementioned

Supply: [ ] In Demand [x] In Good Balance [ ] Potential Problem

Traffic Volume: [x] High [ ] Medium [ ] Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	[x]	[ ]
Any new construction evident?	[ ]	[x]

List competitors within a five-block area for urban locations or a ½ mile in other areas.

1. The area is surrounded my strip malls
2. There is a brand new Kohl's ½ mile down the road
3.
4.
5.

How does the property compare to the competitors?

[ ] Better [ ] Above Average [x] Average [ ] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[ ] Proximity [ ] Condition [ ] Amenities [x] Other (Please describe below)
The property is grocery anchored

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility	x		
Location	x		
Visibility			x
Parking		x	

Check One:	Excellent	Good	Average	Poor	NA
Landscaping			x		
Facilities			x		
Lighting			x		
Security			x		
Physical Appearance			x		
Construction Quality			x		
Exterior Condition			x		
Neighborhood Appeal		x			

Marlton Crossing Phases I and II
101/203 South Route 73
Marlton, NJ 08053



Key Statistics

2002E NOI	$3.542.367
Occupancy	97.8%
GLA	301.000 SF
Land	36.1 Acres
Parking Spaces	1.265
Number of Stores	45

Marlton Crossing is a 97.8% occupied. 301.000 SF GLA. property which is located at the intersection of Routes 70 and 73. The property is anchored by Burlington Coat Factory (85.271) and TJ Max (35.000) and has major tenants which include Home Goods. Somnia. Smart Bodies and DSW Shoe Warehouse. There is a Champps Restaurant located on an outparcel. The façade of the building was in excellent physical condition. The parking lot was also in good condition and had adequate lighting.

SITE INSPECTION CHECKLIST

PROJECT NAME: Marlton Crossing I&D
101/203 Route 73
Marlton, NJ 08053

DATE OF INSPECTION:
INSPECTED BY:

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [ ] Office [x] Retail [ ] Industrial [ ] Hotel [ ] Other
[x] Anchored
[ ] Unanchored

Location: [ ] City [ ] Urban [x] Suburban [ ] Rural

Location Description:
[x] Controlled corner of two major thoroughfares
[ ] Dead End Street, property located at end of
[ ] Uncontrolled corner of two major thoroughfares
[ ] Pad location
[ ] Corner of Main thoroughfare and an arterial
[ ] Not on a corner (in-line, pad, site, etc.)
[ ] Shopping Center

Access: [x] Intersection [ ] Freeway [ ] Public Transit [ ] None of the aforementioned

Supply: [ ] In Demand [x] In Good Balance [ ] Potential Problem

Traffic Volume: [x] High [ ] Medium [ ] Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	[ ]	[x]
Any new construction evident?	[ ]	[x]

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

[x] Better [ ] Above Average [ ] Average [ ] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[ ] Proximity [x] Condition [x] Amenities [ ] Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility	x		
Location	x		
Visibility	x		
Parking	x		

Check One:	Excellent	Good	Average	Poor	NA
Landscaping		x			
Facilities	x				
Lighting		x			
Security		x			
Physical Appearance	x				
Construction Quality	x				
Exterior Condition	x				
Neighborhood Appeal	x				

Plymouth Plaza
580 West Germantown Pike
Plymouth Meeting, PA 19462



Key Statistics

2002E NOI	$526.765
Occupancy	100%
GLA	30.000 SF
Land	2.0 Acres
Parking Spaces	89
Number of Stores	11

Plymouth Plaza is a 100% occupied. 30.000 SF GLA. office property which is located at the perimeter of Plymouth Meeting Mall near the confluence of the Pennsylvania Turnpike and Route 476. The property's major tenants are Kenya (10.951 sf) and Hudson United Bank (4.120 sf). The property is a Class B office building which is in excellent physical condition.

SITE INSPECTION CHECKLIST

PROJECT NAME: Plymouth Plaza
580 Germantown Pike
Plymouth Meeting, PA 19462

DATE OF INSPECTION: 12/16/01
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [x] Office [ ] Retail [ ] Industrial [ ] Hotel [ ] Other
[ ] Anchored
[x] Unanchored

Location: [ ] City [x] Urban [ ] Suburban [ ] Rural

Location Description:
[ ] Controlled corner of two major thoroughfares
[ ] Dead End Street, property located at end of
[ ] Uncontrolled corner of two major thoroughfares
[ ] Pad location
[x] Corner of Main thoroughfare and an arterial
[ ] Not on a corner (in-line, pad, site, etc.)
[ ] Shopping Center

Access: [x] Intersection [ ] Freeway [ ] Public Transit [ ] None of the aforementioned

Supply: [ ] In Demand [x] In Good Balance [ ] Potential Problem

Traffic Volume: [x] High [ ] Medium [ ] Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	[ ]	[x]
Any new construction evident?	[ ]	[x]

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

[ ] Better [x] Above Average [ ] Average [ ] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[ ] Proximity [x] Condition [ ] Amenities [ ] Other (Please describe below)

If proximity, the property is located near ____________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility	x		
Location	x		
Visibility		x	
Parking			x

Check One:	Excellent	Good	Average	Poor	NA
Landscaping		x			
Facilities		x			
Lighting		x			
Security		x			
Physical Appearance		x			
Construction Quality		x			
Exterior Condition		x			
Neighborhood Appeal		x			

Barn Plaza
1745 South Easton Road
Doylestown, PA 18901



Key Statistics

2002E NOI	$2.351.899
Occupancy	59.3%
GLA	213.000 SF
Land	42.3 Acres
Parking Spaces	1.700
Number of Stores	19

Barn Plaza is a 59.3% occupied. 213.000 SF GLA. property located on Route 611 in a rapidly growing and affluent region of Buck's County. The property is anchored by Marshalls (35.700) and has major tenants which include Eckerd Drug. There are outparcels which are occupied by Regal Cinemas and Applebee's. The main anchor space in the property (56.364 sf) is currently vacant.

SITE INSPECTION CHECKLIST

PROJECT NAME: Barn Plaza
1745 South Easton Road
Doylestown, PA 18901

DATE OF INSPECTION: 12/17/01
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [ ] Office [x] Retail [ ] Industrial [ ] Hotel [ ] Other
[x] Anchored
[ ] Unanchored

Location: [ ] City [ ] Urban [x] Suburban [ ] Rural

Location Description:
- [ ] Controlled corner of two major thoroughfares
- [ ] Dead End Street, property located at end of
- [ ] Uncontrolled corner of two major thoroughfares
- [ ] Pad location
- [ ] Corner of Main thoroughfare and an arterial
- [x] Not on a corner (in-line, pad, site, etc.)
- [ ] Shopping Center

Access: [ ] Intersection [ ] Freeway [ ] Public Transit [x] None of the aforementioned

Supply: [ ] In Demand [x] In Good Balance [ ] Potential Problem

Traffic Volume: [ ] High [x] Medium [ ] Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	[ ]	[x]
Any new construction evident?	[ ]	[x]

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

[ ] Better [x] Above Average [ ] Average [ ] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[ ] Proximity [x] Condition [ ] Amenities [ ] Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility		x	
Location		x	
Visibility	x		
Parking	x		

Check One:	Excellent	Good	Average	Poor	NA
Landscaping		x			
Facilities		x			
Lighting		x			
Security		x			
Physical Appearance		x			
Construction Quality		x			
Exterior Condition		x			
Neighborhood Appeal		x			

Chesterbrook Village Center
500 Chesterbrook Boulevard
Wayne PA 19087



Key Statistics

2002E NOI	$1,465,413
Occupancy	95.0%
GLA	122,000 SF
Land	13.0 Acres
Parking Spaces	589
Number of Stores	42

Chesterbrook Village Center is a 95.0% occupied, 122,000 SF GLA, property located in the heart of a 900-acre planned housing community. The center is anchored by Genuardi's (45,000 sf) and has other major tenants which include Rite Aid. There is a First Union Bank located on an outparcel.

SITE INSPECTION CHECKLIST

PROJECT NAME: Chesterbrook Village Center
500 Chesterbrook Boulevard
Wayne, PA 19087

DATE OF INSPECTION: 12/18/01
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [ ] Office [x] Retail [ ] Industrial [ ] Hotel [ ] Other
[x] Anchored
[ ] Unanchored

Location: [ ] City [ ] Urban [x] Suburban [ ] Rural

Location Description:
[ ] Controlled corner of two major thoroughfares
[ ] Dead End Street, property located at end of
[ ] Uncontrolled corner of two major thoroughfares
[ ] Pad location
[ ] Corner of Main thoroughfare and an arterial
[x] Not on a corner (in-line, pad, site, etc.)
[ ] Shopping Center

Access: [ ] Intersection [ ] Freeway [ ] Public Transit [x] None of the aforementioned

Supply: [ ] In Demand [x] In Good Balance [ ] Potential Problem

Traffic Volume: [ ] High [x] Medium [ ] Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	[ ]	[x]
Any new construction evident?	[ ]	[x]

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

[ ] Better [ ] Above Average [ ] Average [ ] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[ ] Proximity [ ] Condition [ ] Amenities [ ] Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility			
Location			
Visibility			
Parking			

Check One:	Excellent	Good	Average	Poor	NA
Landscaping					
Facilities					
Lighting					
Security					
Physical Appearance					
Construction Quality					
Exterior Condition					
Neighborhood Appeal					

Whitemarsh Shopping Center
Ridge & Butle Pikes
Conshohocken, PA 19428



Key Statistics

2002E NOI	$1.074.057
Occupancy	92.7%
GLA	68.000 SF
Land	8.0 Acres
Parking Spaces	401
Number of Stores	13

Whitemarsh Shopping Center is a 92.7% occupied. 68.000 SF GLA. property. The center is anchored by Clemens (33.973 sf) and has other major tenants which include Ralph's Pharmacy.

SITE INSPECTION CHECKLIST

PROJECT NAME: Whitemarsh Shopping Center
Ridge & Butte Pikes
Coushohocken, PA 19428

DATE OF INSPECTION: 12/18/01
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [ ] Office [x] Retail [ ] Industrial [ ] Hotel [ ] Other
[x] Anchored
[ ] Unanchored

Location: [ ] City [ ] Urban [x] Suburban [ ] Rural

Location Description:
[x] Controlled corner of two major thoroughfares
[ ] Dead End Street, property located at end of
[ ] Uncontrolled corner of two major thoroughfares
[ ] Pad location
[ ] Corner of Main thoroughfare and an arterial
[ ] Not on a corner (in-line, pad, site, etc.)
[ ] Shopping Center

Access: [x] Intersection [ ] Freeway [ ] Public Transit [ ] None of the aforementioned

Supply: [ ] In Demand [x] In Good Balance [ ] Potential Problem

Traffic Volume: [ ] High [ ] Medium [ ] Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	[ ]	[ ]
Any new construction evident?	[ ]	[ ]

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

[ ] Better [ ] Above Average [ ] Average [ ] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[ ] Proximity [ ] Condition [ ] Amenities [ ] Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility			
Location			
Visibility			
Parking			

Check One:	Excellent	Good	Average	Poor	NA
Landscaping					
Facilities					
Lighting					
Security					
Physical Appearance					
Construction Quality					
Exterior Condition					
Neighborhood Appeal					

Valley Fair
260 West Swedsford Road
Deveon, PA 19312


OSKAR HUBER
FURNITURE

Key Statistics

2002E NOI	$1.188.246
Occupancy	100%
GLA	115.000 SF
Land	11.1 Acres
Parking Spaces	594
Number of Stores	12

Valley Fair is a 100% occupied. 115.000 SF GLA. property which is connected to a 56.500 sf SuperFresh. Circuit City. Linens & Things and a 30.000 sf Barnes & Nobel. The center is anchored by Oskar Huber Furniture (51.047 sf) and has other major tenants which include Gators Restaurant and Chuck E. Cheese. There is a McDonald's located on an outparcel.

SITE INSPECTION CHECKLIST

PROJECT NAME: Valley Fair
260 West Swedsford Road
Deveon, PA 19312

DATE OF INSPECTION: 12/18/01
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: ☐ Multifamily ☐ Office ☒ Retail ☐ Industrial ☐ Hotel ☐ Other
☒ Anchored
☐ Unanchored

Location: ☐ City ☐ Urban ☒ Suburban ☐ Rural

Location Description:
☐ Controlled corner of two major thoroughfares
☐ Dead End Street, property located at end of
☐ Uncontrolled corner of two major thoroughfares
☐ Pad location
☐ Corner of Main thoroughfare and an arterial
☐ Not on a corner (in-line, pad, site, etc.)
☐ Shopping Center

Access: ☐ Intersection ☐ Freeway ☐ Public Transit ☐ None of the aforementioned

Supply: ☐ In Demand ☐ In Good Balance ☐ Potential Problem

Traffic Volume: ☐ High ☐ Medium ☐ Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	☐	☐
Any new construction evident?	☐	☐

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

☐ Better ☐ Above Average ☐ Average ☐ Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

☐ Proximity ☐ Condition ☐ Amenities ☐ Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility			
Location			
Visibility			
Parking			

Check One:	Excellent	Good	Average	Poor	NA
Landscaping					
Facilities					
Lighting					
Security					
Physical Appearance					
Construction Quality					
Exterior Condition					
Neighborhood Appeal					

County Line Plaza
Route 113 & County Line Road
Souderton, PA 18964



Key Statistics

2002E NOI	$903.156
Occupancy	99.4%
GLA	175.000 SF
Land	16.0 Acres
Parking Spaces	769
Number of Stores	14

County Line Plaza is a 99.4% occupied. 175.000SF GLA. property located on Routes 113 and 309. The recently renovated and expanded center is anchored by Ames (84.935 sf) and Clemens (39.642sf) and has other major tenants which include Rite Aid and National Auto Stores. There is a Blockbuster on an outparcel.

SITE INSPECTION CHECKLIST

PROJECT NAME: County Line Plaza
Route 113 & County Line Road
Souderton, PA 18964

DATE OF INSPECTION: 12/18/01
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [ ] Office [x] Retail [ ] Industrial [ ] Hotel [ ] Other
[x] Anchored
[ ] Unanchored

Location: [ ] City [ ] Urban [x] Suburban [ ] Rural

Location Description:
[ ] Controlled corner of two major thoroughfares
[ ] Dead End Street, property located at end of
[ ] Uncontrolled corner of two major thoroughfares
[ ] Pad location
[ ] Corner of Main thoroughfare and an arterial
[ ] Not on a corner (in-line, pad, site, etc.)
[ ] Shopping Center

Access: [ ] Intersection [ ] Freeway [ ] Public Transit [ ] None of the aforementioned

Supply: [ ] In Demand [ ] In Good Balance [ ] Potential Problem

Traffic Volume: [ ] High [ ] Medium [ ] Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	[ ]	[ ]
Any new construction evident?	[ ]	[ ]

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

[ ] Better [ ] Above Average [ ] Average [ ] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[ ] Proximity [ ] Condition [ ] Amenities [ ] Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility			
Location			
Visibility			
Parking			

Check One:	Excellent	Good	Average	Poor	NA
Landscaping					
Facilities					
Lighting					
Security					
Physical Appearance					
Construction Quality					
Exterior Condition					
Neighborhood Appeal					

Collegeville Shopping Center
222 West Main Street
Collegeville, PA 19426



Key Statistics

2002E NOI	$757.162
Occupancy	94.8%
GLA	111,000 SF
Land	13.4 Acres
Parking Spaces	589
Number of Stores	24

Collegeville Shopping Center is a 94.8% occupied. 111.000SF GLA. property. The center is anchored by Ames (52.200 sf)and has other major tenants which include Annie Sez and Eckerd Drug. There are outparcels which contain a McDonald's and First Union Bank.

SITE INSPECTION CHECKLIST

PROJECT NAME: Collegeville Shopping Center
222 West Main Street
Collegeville, PA 19426

DATE OF INSPECTION: 12/18/01
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [ ] Office [x] Retail [ ] Industrial [ ] Hotel [ ] Other
[x] Anchored
[ ] Unanchored

Location: [ ] City [ ] Urban [ ] Suburban [ ] Rural

Location Description:
[ ] Controlled corner of two major thoroughfares
[ ] Dead End Street, property located at end of
[ ] Uncontrolled corner of two major thoroughfares
[ ] Pad location
[ ] Corner of Main thoroughfare and an arterial
[ ] Not on a corner (in-line, pad, site, etc.)
[ ] Shopping Center

Access: [ ] Intersection [ ] Freeway [ ] Public Transit [ ] None of the aforementioned

Supply: [ ] In Demand [ ] In Good Balance [ ] Potential Problem

Traffic Volume: [ ] High [ ] Medium [ ] Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	[ ]	[ ]
Any new construction evident?	[ ]	[ ]

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

[ ] Better [ ] Above Average [ ] Average [ ] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[ ] Proximity [ ] Condition [ ] Amenities [ ] Other (Please describe below)

If proximity, the property is located near ______________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility			
Location			
Visibility			
Parking			

Check One:	Excellent	Good	Average	Poor	NA
Landscaping					
Facilities					
Lighting					
Security					
Physical Appearance					
Construction Quality					
Exterior Condition					
Neighborhood Appeal					

The Shoppes at Valley Forge
Schuykhill Road
Phoenixville, PA 19460



Key Statistics

2002E NOI	$522.522
Occupancy	90.3%
GLA	174.000 SF
Land	18.0 Acres
Parking Spaces	783
Number of Stores	13

The Shoppes at Valley Forge is a 90.3% occupied. 174.000SF GLA. property located at an intersection of Route 23. The property is in the process of being converted into a strip shopping center. The center is anchored by Ames (64.557 sf)and has other major tenants which include French Creek Outfitters and Staples. There is an outparcel which contains a First Union Bank.

SITE INSPECTION CHECKLIST

PROJECT NAME: The Shoppes at Valley Forge
Schuykill Road
Phoexixville, PA 19460

DATE OF INSPECTION: 12/18/01
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: [ ] Multifamily [ ] Office [x] Retail [ ] Industrial [ ] Hotel [ ] Other
[x] Anchored
[ ] Unanchored

Location: [ ] City [ ] Urban [ ] Suburban [ ] Rural

Location Description:
[ ] Controlled corner of two major thoroughfares
[ ] Dead End Street, property located at end of
[ ] Uncontrolled corner of two major thoroughfares
[ ] Pad location
[ ] Corner of Main thoroughfare and an arterial
[ ] Not on a corner (in-line, pad, site, etc.)
[ ] Shopping Center

Access: [ ] Intersection [ ] Freeway [ ] Public Transit [ ] None of the aforementioned

Supply: [ ] In Demand [ ] In Good Balance [ ] Potential Problem

Traffic Volume: [ ] High [ ] Medium [ ] Low

From a Visual Observation Only:

	Yes	No
Any overexposure to a particular tenant?	[ ]	[ ]
Any new construction evident?	[ ]	[ ]

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

[ ] Better [ ] Above Average [ ] Average [ ] Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

[ ] Proximity [ ] Condition [ ] Amenities [ ] Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility			
Location			
Visibility			
Parking			

Check One:	Excellent	Good	Average	Poor	NA
Landscaping					
Facilities					
Lighting					
Security					
Physical Appearance					
Construction Quality					
Exterior Condition					
Neighborhood Appeal					

Chalfont Village
Route 202 & Skyline Drive
Chalfont, PA 18914



Key Statistics

2002E NOI	$391.923
Occupancy	95.4%
GLA	46.000 SF
Land	8.0 Acres
Parking Spaces	216
Number of Stores	11

Chalfont Village is a 95.4% occupied. 46.000SF GLA. property located at an intersection of Route 202. The major tenants in the center are Better Bodies Cross-Training (22.785 sf) and Star Buffet.

SITE INSPECTION CHECKLIST

PROJECT NAME: Chalfont Village
Route 202 & Skyline Drive
Chalfont, PA 18914

DATE OF INSPECTION: 12/17/01
INSPECTED BY: CSFB

NEIGHBORHOOD AND MARKET

Present Land Use: ☐ Multifamily ☐ Office ☐ Retail ☐ Industrial ☐ Hotel ☐ Other
☐ Anchored
☐ Unanchored

Location: ☐ City ☐ Urban ☐ Suburban ☐ Rural

Location Description:
☐ Controlled corner of two major thoroughfares
☐ Dead End Street, property located at end of
☐ Uncontrolled corner of two major thoroughfares
☐ Pad location
☐ Corner of Main thoroughfare and an arterial
☐ Not on a corner (in-line, pad, site, etc.)
☐ Shopping Center

Access: ☐ Intersection ☐ Freeway ☐ Public Transit ☐ None of the aforementioned

Supply: ☐ In Demand ☐ In Good Balance ☐ Potential Problem

Traffic Volume: ☐ High ☐ Medium ☐ Low

From a Visual Observation Only:	Yes	No
Any overexposure to a particular tenant?	☐	☐
Any new construction evident?	☐	☐

List competitors within a five-block area for urban locations or a ½ mile in other areas. **(Please include address.)**

1.
2.
3.
4.
5.

How does the property compare to the competitors?

☐ Better ☐ Above Average ☐ Average ☐ Below Average

Briefly elaborate on what distinguishes the property from the competitors.

What is the best attribute of the property?

☐ Proximity ☐ Condition ☐ Amenities ☐ Other (Please describe below)

If proximity, the property is located near ______________________________

SUMMARY INFORMATION

Property Attributes			
Check One:	Superior	Typical/Average	Inferior
Accessibility			
Location			
Visibility			
Parking			

Check One:	Excellent	Good	Average	Poor	NA
Landscaping					
Facilities					
Lighting					
Security					
Physical Appearance					
Construction Quality					
Exterior Condition					
Neighborhood Appeal					